EXHIBIT 4.2

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                         TEXAS INSTRUMENTS INCORPORATED

                                       AND

               CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, Trustee

                                    INDENTURE

                          Dated as of December 16, 1999

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                             SUBORDINATED SECURITIES






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                                TABLE OF CONTENTS
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                                    ARTICLE 1
                                   DEFINITIONS

SECTION 1.01.  Certain Terms Defined...........................................1

                                    ARTICLE 2
                                   SECURITIES

SECTION 2.01.  Forms Generally.................................................9
SECTION 2.02.  Form of Trustee's Certificate of Authentication................10
SECTION 2.03.  Amount Unlimited; Issuable in Series...........................10
SECTION 2.04.  Authentication and Delivery of Securities......................13
SECTION 2.05.  Execution of Securities........................................15
SECTION 2.06.  Certificate of Authentication..................................15
SECTION 2.07.  Denomination and Date of Securities; Payments of Interest......16
SECTION 2.08.  Registration, Transfer and Exchange............................17
SECTION 2.09.  Mutilated, Defaced, Destroyed, Lost and Stolen Securities......20
SECTION 2.10.  Cancellation of Securities; Destruction Thereof................22
SECTION 2.11.  Temporary Securities...........................................22

                                    ARTICLE 3
                             COVENANTS OF THE ISSUER

SECTION 3.01.  Payment of Principal and Interest..............................23
SECTION 3.02.  Offices for Payments, Etc......................................23
SECTION 3.03.  Appointment to Fill a Vacancy in Office of Trustee.............25
SECTION 3.04.  Paying Agents..................................................25
SECTION 3.05.  Written Statement to Trustee...................................26
SECTION 3.06.  Limitation on Liens............................................26
SECTION 3.07.  Limitation on Sale and Leaseback...............................28
SECTION 3.08.  Luxembourg Publications........................................30

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                                    ARTICLE 4
         SECURITYHOLDERS LISTS AND REPORTS BY THE ISSUER AND THE TRUSTEE

SECTION 4.01.  Issuer to Furnish Trustee Information as to Names and Addresses
         of Securityholders...................................................30
SECTION 4.02.  Reports by the Issuer..........................................31
SECTION 4.03.  Reports by the Trustee.........................................31

                                    ARTICLE 5
         REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT

SECTION 5.01.  Event of Default Defined; Acceleration of Maturity; Waiver of
         Default..............................................................31
SECTION 5.02.  Collection of Debt by Trustee; Trustee May Prove Debt..........34
SECTION 5.03.  Application of Proceeds........................................36
SECTION 5.04.  Suits for Enforcement..........................................37
SECTION 5.05.  Restoration of Rights on Abandonment of Proceedings............37
SECTION 5.06.  Limitations on Suits by Securityholders........................38
SECTION 5.07.  Unconditional Right of Securityholders to Institute Certain Suits
          ....................................................................38
SECTION 5.08.  Powers and Remedies Cumulative; Delay or Omission Not Waiver
         of Default...........................................................39
SECTION 5.09.  Control by Holders of Securities...............................39
SECTION 5.10.  Waiver of Past Defaults........................................40
SECTION 5.11.  Trustee to Give Notice of Default, but May Withhold in Certain
         Circumstances........................................................40
SECTION 5.12.  Right of Court to Require Filing of Undertaking to Pay Costs...41

                                    ARTICLE 6
                             CONCERNING THE TRUSTEE

SECTION 6.01.   Duties and Responsibilities of the Trustee; During Default;
         Prior to Default.....................................................41
SECTION 6.02.  Certain Rights of the Trustee..................................43
SECTION 6.03.  Trustee Not Responsible for Recitals, Disposition of Securities
         or Application of Proceeds Thereof...................................44
SECTION 6.04.  Trustee and Agents May Hold Securities or Coupons; Collections,
         Etc..................................................................44
SECTION 6.05.  Moneys Held by Trustee.........................................44
SECTION 6.06.  Compensation and Indemnification of Trustee and its Prior Claim
          ....................................................................45

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SECTION 6.07.  Right of Trustee to Rely on Officers' Certificate, Etc.........45
SECTION 6.08.  Indentures Creating Potential Conflicting Interests for the
         Trustee..............................................................46
SECTION 6.09.  Persons Eligible for Appointment as Trustee....................46
SECTION 6.10.  Resignation and Removal; Appointment of Successor Trustee......46
SECTION 6.11.  Acceptance of Appointment by Successor Trustee.................48
SECTION 6.12.  Merger, Conversion, Consolidation, or Succession to Business of
         Trustee..............................................................49

                                    ARTICLE 7
                         CONCERNING THE SECURITYHOLDERS

SECTION 7.01.  Evidence of Action Taken by Securityholders....................50
SECTION 7.02.  Proof of Execution of Instruments and of Holding of Securities
          ....................................................................50
SECTION 7.03.  Holders to Be Treated as Owners................................51
SECTION 7.04.  Securities Owned by Issuer Deemed Not Outstanding..............52
SECTION 7.05.  Right of Revocation of Action Taken............................53

                                    ARTICLE 8
                             SUPPLEMENTAL INDENTURES

SECTION 8.01.  Supplemental Indentures Without Consent of Securityholders.....53
SECTION 8.02.  Supplemental Indentures With Consent of Securityholders........54
SECTION 8.03.  Effect of Supplemental Indenture...............................56
SECTION 8.04.  Documents to Be Given to Trustee...............................56
SECTION 8.05.  Notation on Securities in Respect of Supplemental Indentures...57

                                    ARTICLE 9
                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

SECTION 9.01.  Issuer May Consolidate, Etc., on Certain Terms.................57
SECTION 9.02.  Successor Issuer Substituted...................................58
SECTION 9.03.  Opinion of Counsel and Officers' Certificate to Trustee........58

                                   ARTICLE 10
            SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS

SECTION 10.01.  Satisfaction and Discharge of Indenture.......................59
SECTION 10.02.  Application by Trustee of Funds Deposited for Payment of
         Securities...........................................................62

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SECTION 10.03.  Repayment of Moneys Held by Paying Agent......................62
SECTION 10.04.  Return of Moneys Held by Trustee and Paying Agent Unclaimed
         for Two Years........................................................62
SECTION 10.05.  Indemnity for U.S. Government Obligations.....................63

                                   ARTICLE 11
                            MISCELLANEOUS PROVISIONS

SECTION 11.01.  Incorporators, Stockholders, Officers and Directors of Issuer
         Exempt from Individual Liability.....................................63
SECTION 11.02.  Provisions of Indenture for the Sole Benefit of Parties and
         Holders of Securities and Coupons....................................63
SECTION 11.03.  Successors and Assigns of Issuer Bound by Indenture...........64
SECTION 11.04.  Notices and Demands on Issuer, Trustee and Holders of
         Securities and Coupons...............................................64
SECTION 11.05.  Officers' Certificates and Opinions of Counsel; Statements to Be
         Contained Therein....................................................65
SECTION 11.06.  Payments Due on Saturdays, Sundays and Holidays...............66
SECTION 11.07.  Conflict of Any Provision of Indenture with Trust Indenture Act of 1939..............................................................67
SECTION 11.08.  New York Law to Govern........................................67
SECTION 11.09.  Counterparts..................................................67
SECTION 11.10.  Effect of Headings............................................67
SECTION 11.11.  Securities in a Foreign Currency or in euro...................67
SECTION 11.12.  Judgment Currency.............................................68

                                   ARTICLE 12
                           SUBORDINATION OF SECURITIES

SECTION 12.01.  Agreement of Subordination....................................69
SECTION 12.02.  Payments to Securityholders...................................69
SECTION 12.03.  Subrogation of Securities.....................................71
SECTION 12.04.  Authorization by Securityholders..............................72
SECTION 12.05.  Notice to Trustee.............................................72
SECTION 12.06.  Trustee's Relation to Senior Indebtedness.....................73
SECTION 12.07.  No Impairment of Subordination................................73
SECTION 12.08.  Rights of Trustee.............................................74


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                                   ARTICLE 13
                   REDEMPTION OF SECURITIES AND SINKING FUNDS

SECTION 13.01.  Applicability of Article......................................74
SECTION 13.02.  Notice of Redemption; Partial Redemptions.....................74
SECTION 13.03.  Conversion Arrangement on Call for Redemption.................76
SECTION 13.04.  Payment of Securities Called for Redemption...................77
SECTION 13.05.  Exclusion of Certain Securities from Eligibility for Selection for Redemption.......................................................78
SECTION 13.06.  Mandatory and Optional Sinking Funds..........................78

                                   ARTICLE 14
                            CONVERSION OF SECURITIES

SECTION 14.01.  Applicability of Article......................................81
SECTION 14.02.  Exercise of Conversion Privilege..............................81
SECTION 14.03.  Fractional Interests..........................................83
SECTION 14.04.  Adjustment of Conversion Price................................84
SECTION 14.05. Continuation of Conversion Privilege in Case of Reclassification, Reorganization, Change, Merger, Consolidation
          or Sale of Assets...................................................87
SECTION 14.06.  Notice of Certain Events......................................88
SECTION 14.07.  Taxes on Conversion...........................................89
SECTION 14.08.  Issuer to Provide Common Stock................................89
SECTION 14.09.  Disclaimer of Responsibility for Certain Matters..............90
SECTION 14.10.  Return of Funds Deposited for Redemption of Converted
         Securities...........................................................91

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         THIS INDENTURE, dated as of December 16, 1999 between TEXAS INSTRUMENTS
INCORPORATED, a Delaware corporation (the "Issuer"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking corporation (the "Trustee"),

                              W I T N E S S E T H :

         WHEREAS, the Issuer may from time to time duly authorize the issue of its unsecured subordinated debentures, notes or other evidences of indebtedness to be issued in one or more series (the "Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture;

         WHEREAS, the Issuer has duly authorized the execution and delivery of this Indenture to provide, among other things, for the authentication, delivery and administration of the Securities; and

         WHEREAS, all things necessary to make this Indenture a valid indenture and agreement according to its terms have been done;

         NOW, THEREFORE:

         In consideration of the premises and the purchases of the Securities by the holders thereof, the Issuer and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Securities and of the Coupons, if any, appertaining thereto as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         SECTION 1.01. Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939 or the definitions of which in the Securities Act of 1933 are referred to in the Trust Indenture Act of 1939, including terms defined therein by reference to the Securities Act of 1933 (except as herein otherwise expressly provided or unless the context otherwise clearly requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the




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meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

         "Attributable Debt" shall have the meaning set forth in Section 3.07.

         "Authorized Newspaper" means a newspaper (which, in the case of The City of New York, will, if practicable, be The Wall Street Journal (Eastern Edition), in the case of the United Kingdom, will, if practicable, be the Financial Times (London Edition) and, in the case of Luxembourg, will, if practicable, be the Luxemburger Wort) published in an official language of the country of publication customarily published at least once a day for at least five days in each calendar week and of general circulation in The City of New York, the United Kingdom or in Luxembourg, as applicable. If it shall be impractical in the opinion of the Trustee to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof which is made or given with the approval of the Trustee shall constitute a sufficient publication of such notice.

         "Board of Directors" means either the Board of Directors of the Issuer or any committee of such Board duly authorized to act on its behalf.

         "Board Resolution" means a copy of one or more resolutions, certified by the secretary or an assistant secretary of the Issuer to have been duly adopted by the Board of Directors and to be in full force and effect, and delivered to the Trustee.

         "Business Day" means, with respect to any Security, a day that in the city (or in any of the cities, if more than one) in which amounts are payable, as specified in the form of such Security, is not a day on which banking institutions are authorized or required by law or regulation to close.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act of 1939, then the body performing such duties on such date.

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         "Common Stock" means shares of common stock, par value $1.00 per share, of the Issuer as the same exists at the date of execution and delivery of this Indenture or as such stock may be reconstituted from time to time.

         "Composite Rate" means, at any time, the rate of interest, per annum, compounded semiannually, equal to the sum of the rates of interest borne by the Securities of each series (as specified on the face of the Securities of each series; provided, that, in the case of the Securities with variable rates of interest, the interest rate to be used in calculating the Composite Rate shall be the interest rate applicable to such Securities at the beginning of the year in which the Composite Rate is being determined and provided, further, that, in the case of Securities which do not bear interest, the interest rate to be used in calculating the Composite Rate shall be a rate equal to the yield to maturity on such Securities, calculated at the time of issuance of such Securities) multiplied, in the case of each series of Securities, by the percentage of the aggregate principal amount of the Securities of all series Outstanding represented by the Outstanding Securities of such series. For the purposes of this calculation, the aggregate principal amounts of Outstanding Securities that are denominated in a foreign currency, shall be calculated in the manner set forth in Section 11.11.

         "Consolidated Net Tangible Assets" means, at any date, the total assets appearing on the audited annual consolidated balance sheet of the Issuer and its Subsidiaries for the Issuer's most recently completed fiscal year, prepared in accordance with generally accepted accounting principles, less (a) all current liabilities as shown on such balance sheet, and (b) intangible assets. "Intangible assets" means the value (net of applicable reserves), as shown on or reflected in such balance sheet, of: (i) all trade names, trademarks, licenses, patents, copyrights and goodwill; (ii) organizational or development costs;
(iii) deferred charges (other than prepaid items such as insurance, taxes, interest, commissions, rents and similar items and tangible assets being amortized); and (iv) unamortized debt discount and expenses, less unamortized premium; but in no event shall the term "intangible assets" include computer programs and related products.

         "Conversion Price" means the principal amount of the Securities of a series convertible into one share of Common Stock, subject to adjustment in accordance with Section 14.04.

         "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located at 600 Travis Street, Suite 1150, Houston, TX 77002.

         "Coupon" means any interest coupon appertaining to a Security.

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         "Debt" of any Person means any debt for money borrowed which is created, assumed, incurred or guaranteed in any manner by such Person or for which such Person is otherwise responsible or liable, and shall expressly include any such guaranty thereof by such Person. For the purpose of computing the amount of any Funded Debt or other Debt of any Person there shall be excluded all Debt of such Person for the payment or redemption or satisfaction of which money or securities (or evidences of such Debt, if permitted under the terms of the instrument creating such Debt) in the necessary amount shall have been deposited in trust with the proper depositary, whether upon or prior to the maturity or the date fixed for redemption of such Debt; and, in any instance where Debt is so excluded, for the purpose of computing the assets of such Person there shall be excluded the money, securities or evidences of Debt deposited by such Person in trust for the purpose of paying or satisfying such Debt.

         "Depositary" means, with respect to the Securities of any series issuable or issued in the form of one or more Registered Global Securities, the Person designated as Depositary by the Issuer pursuant to Section 2.03 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Registered Global Securities of that series.

         "Dollar" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         "Event of Default" means any event or condition specified as such in
Section 5.01.

         "Exempted Debt" means the sum of the following items outstanding as of the date Exempted Debt is being determined: (i) Debt of the Issuer and its Subsidiaries incurred after the date of this Indenture and secured by liens created, assumed or permitted to exist pursuant to Section 3.06(b) and (ii) Attributable Debt of the Issuer and its Subsidiaries in respect of all sale and leaseback transactions entered into pursuant to Section 3.07(b), including amounts considered to be Attributable Debt pursuant to Section 3.07(a)(iii)(B).

         "Foreign Currency" means a currency issued by the government of a country other than the United States.

         "Funded Debt" means all Debt whether incurred, assumed or guaranteed, including purchase money indebtedness, maturing by its terms more than one year

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from the date of creation thereof or which is renewable or extendable at the sole option of the obligor in such manner that it may become payable more than one year from the date of creation thereof.

         "Holder", "holder of Securities", "Securityholder" or other similar terms mean (a) in the case of any Registered Security, the Person in whose name such Security is registered in the security register kept by the Issuer for that purpose in accordance with the terms hereof, and (b) in the case of any Unregistered Security, the bearer of such Security, or any Coupon appertaining thereto, as the case may be.

         "Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the forms and terms of particular series of Securities established as contemplated hereunder.

         "interest" means, when used with respect to non-interest bearing Securities, interest payable after maturity.

         "Issuer" means Texas Instruments Incorporated and, subject to Article 9, its successors and assigns.

         "Issuer Order" means a written statement, request or order of the Issuer signed in its name by the chairman of the Board of Directors, the president or any vice president of the Issuer.

         "Mortgage" has the meaning set forth in Section 3.06.

         "Officers' Certificate" means a certificate signed by the chairman of the Board of Directors or the president or any vice president and by the treasurer or the secretary or any assistant secretary of the Issuer and delivered to the Trustee. Each such certificate shall comply with Section 314 of the Trust Indenture Act of 1939 and shall include the statements provided for in
Section 11.05.

         "Opinion of Counsel" means an opinion in writing signed by the general corporate counsel or such other legal counsel who may be an employee of or counsel to the Issuer and who shall be satisfactory to the Trustee. Each such opinion shall comply with Section 314 of the Trust Indenture Act of 1939 and shall include the statements provided for in Section 11.05, if and to the extent required hereby.

         "original issue date" of any Security (or portion thereof) means the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof)

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for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

         "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 5.01.

         "Outstanding", when used with reference to Securities, shall, subject to the provisions of Section 7.04 mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except

          (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (b) Securities, or portions thereof, for the payment or redemption of which moneys or U.S. Government Obligations (as provided for in Section 10.01) in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer for the Holders of such Securities (if the Issuer shall act as its own paying agent); provided, that if such Securities, or portions thereof, are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

          (c) Securities in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 2.09 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a Person in whose hands such Security is a legal, valid and binding obligation of the Issuer), Securities converted into Common Stock pursuant hereto and Securities not deemed outstanding pursuant to Section 13.02.

         In determining whether the Holders of the requisite principal amount of Outstanding Securities of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 5.01.

         "Person" means any individual, corporation, partnership, limited partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

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          "principal" whenever used with reference to the Securities or any
Security or any portion thereof, shall be deemed to include "and premium, if any".

         "Principal Manufacturing Property" means each manufacturing or processing plant or facility of the Issuer or a Subsidiary located in the United States of America (other than its territories and possessions) or Puerto Rico; except any such manufacturing or processing plant or facility which the Board of Directors by resolution reasonably determines not to be of material importance to the total business conducted by the Issuer and its consolidated Subsidiaries.

         "Registered Global Security", means a Security evidencing all or a part of a series of Registered Securities, issued to the Depositary for such series in accordance with Section 2.04, and bearing the legend prescribed in Section 2.04.

         "Registered Security" means any Security registered on the Security register of the Issuer.

         "Responsible Officer", when used with respect to the Trustee, means the chairman of the board of directors, any vice chairman of the board of directors, the chairman of the trust committee, the chairman of the executive committee, any vice chairman of the executive committee, the president, any vice president, the cashier, the secretary, the treasurer, any trust officer, any assistant trust officer, any assistant vice president, any assistant cashier, any assistant secretary, any assistant treasurer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

         "Restricted Subsidiary" means (a) any Subsidiary which owns or is the lessee of any Principal Manufacturing Property; provided, however, that the term "Restricted Subsidiary" shall not include (A) any Subsidiary primarily engaged in the business of purchasing, holding, collecting, servicing and otherwise dealing in and with installment sales contracts, leases, trust receipts, mortgages, commercial paper and other financing instruments, and any collateral or agreements relating thereto, including, without limiting the generality of the foregoing, financing (whether through long- or short-term borrowings, pledges, discounts or otherwise) the sales, leasing or other operations of the Issuer and its Subsidiaries or any of them, and not, except as incidental to such financing business, engaged in owning, leasing or operating any property which but for this proviso would qualify as a Principal Manufacturing Property or (B) any Subsidiary acquired or organized for the purpose of acquiring the stock or business or assets of any Person other than the Issuer or any Restricted Subsidiary, whether by merger, consolidation,

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acquisition of stock or assets or similar transaction, so long as such
Subsidiary does not acquire all or any substantial part of the business or assets of the Issuer or any other Restricted Subsidiary; and (b) any other Subsidiary which is hereafter designated by the Board of Directors as a Restricted Subsidiary.

         "Security" or "Securities" has the meaning stated in the first recital of this Indenture, or, as the case may be, Securities that have been authenticated and delivered under this Indenture.

         "Senior Indebtedness" means the principal of, premium, if any, interest on, and any other payment due pursuant to any of the following, whether outstanding at the date hereof or hereafter incurred or created:

          (a) all indebtedness of the Issuer for money borrowed (including any indebtedness secured by a mortgage, conditional sales contract or other lien which is (i) given to secure all or part of the purchase price of property subject thereto, whether given to the vendor of such property or to another or
(ii) existing on property at the time of acquisition thereof);

          (b) all indebtedness of the Issuer evidenced by notes, debentures, bonds or other securities sold by the Issuer for money;

          (c) all lease obligations of the Issuer which are capitalized on the books of the Issuer in accordance with generally accepted accounting principles;

          (d) all indebtedness of others of the kinds described in either of the preceding clauses (a) or (b) and all lease obligations of others of the kind described in the preceding clause (c) assumed by or guaranteed in any manner by the Issuer or in effect guaranteed by the Issuer through an agreement to purchase, contingent or otherwise; and

          (e) all renewals, extensions or refundings of indebtedness of the kinds described in any of the preceding clauses (a), (b) and (d) and all renewals or extensions of lease obligations of the kinds described in either of the preceding clauses (c) and (d);

unless, in the case of any particular indebtedness, lease, renewal, extension or refunding, the instrument or lease creating or evidencing the same or the assumption or guarantee of the same expressly provides that such indebtedness, lease, renewal, extension or refunding is not superior in right of payment to the Securities.

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         "Subsidiary" means a corporation of which stock having a majority of the voting power under ordinary circumstances is owned, directly or indirectly, by the Issuer or by one or more subsidiaries of the Issuer, or by the Issuer and one or more subsidiaries of the Issuer.

         "Trust Indenture Act of 1939" (except as otherwise provided in Sections 8.01, 8.02 and 14.05) means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was originally executed.

         "Trustee" means the Person identified as "Trustee" in the first paragraph hereof and, subject to the provisions of Article 6, shall also include any successor trustee. "Trustee" shall also mean or include each Person who is then a trustee hereunder and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the trustee with respect to the Securities of such series.

         "Unregistered Security" means any Security other than a Registered Security.

         "U.S. Government Obligations" shall have the meaning set forth in
Section 10.01(a).

         "vice president", when used with respect to the Issuer or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title of "vice president".

         "Yield to Maturity" means the yield to maturity on a series of securities, calculated at the time of issuance of such series, or, if applicable, at the most recent redetermination of interest on such series, and calculated in accordance with accepted financial practice.

                                    ARTICLE 2
                                   SECURITIES

         SECTION 2.01. Forms Generally. The Securities of each series and the Coupons, if any, to be attached thereto shall be substantially in such form (not inconsistent with this Indenture) as shall be established by or pursuant to one or more Board Resolutions (as set forth in a Board Resolution or, to the extent established pursuant to rather than set forth in a Board Resolution, an Officers' Certificate detailing such establishment) or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such legend or legends or endorsements, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of such Securities and Coupons.

         The definitive Securities and Coupons, if any, shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of such Securities and Coupons, if any.

         SECTION 2.02. Form of Trustee's Certificate of Authentication. The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

         This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                                         ___________________________________,
                                               as Trustee

                                         By__________________________________
                                               Authorized Officer

         SECTION 2.03. Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series. There shall be established in or pursuant to one or more Board Resolutions of the Board of Directors and set forth in a Board Resolution, or, to the extent established pursuant to (rather than set forth in) a Board Resolution, in an Officers' Certificate detailing such establishment and/or established in one or more indentures supplemental hereto, prior to the initial issuance of Securities of any series,

          (a) the designation of the Securities of the series (which may be part of a series of Securities previously issued);

          (b) the terms and conditions, if applicable, upon which conversion of the Securities into Common Stock will be effected, including the initial Conversion Price or rate, the conversion period and other provisions in addition to or in lieu of those described herein;

          (c) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to
Section 2.08, 2.09, 2.11, 8.05, or 13.04);

          (d) if other than Dollars, the coin or currency in which the Securities of that series are denominated (including, but not limited to, any Foreign Currency or euro);

          (e) any date on which the principal of the Securities of the series is payable;

          (f) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, on which such interest shall be payable and (in the case of Registered Securities) on which a record shall be taken for the determination of Holders to whom interest is payable and/or the method by which such rate or rates or date or dates shall be determined;

          (g) the place or places where the principal of and any interest on Securities of the series shall be payable (if other than as provided in Section 3.02);

          (h) the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Issuer, pursuant to any sinking fund or otherwise;

          (i) the obligation, if any, of the Issuer to redeem, purchase or repay Securities of the series pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and any terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

          (j) if other than denominations of $1,000 and any integral multiple thereof in the case of Registered Securities, or $1,000 and $5,000 in the case of Unregistered Securities, the denominations in which Securities of the series shall be issuable;

          (k) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof;

          (l) if other than the coin or currency in which the Securities of that series are denominated, the coin or currency in which payment of the principal of or interest on the Securities of such series shall be payable;

          (m) if the principal of or interest on the Securities of the series is to be payable, at the election of the Issuer or a Holder thereof, in a coin or currency other than that in which the Securities are denominated, the period or periods within which, and the terms and conditions upon which, such election may be made;

          (n) if the amount of payments of principal of and interest on the Securities of the series may be determined with reference to an index based on a coin or currency other than that in which the Securities of the series are denominated, the manner in which such amounts shall be determined;

          (o) whether the Securities of the series will be issuable as Registered Securities (and if so, whether such Securities will be issuable as Registered Global Securities) or Unregistered Securities (with or without Coupons), or any combination of the foregoing, any restrictions applicable to the offer, sale or delivery of Unregistered Securities or the payment of interest thereon and, if other than as provided in Section 2.08, the terms upon which Unregistered Securities of any series may be exchanged for Registered Securities of such series and vice versa;

          (p) whether and under what circumstances the Issuer will pay additional amounts on the Securities of the series held by a Person who is not a U.S. Person in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Issuer will have the option to redeem such Securities rather than pay such additional amounts;

          (q) if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and terms of such certificates, documents or conditions;

          (r) any trustees, authenticating or paying agents, transfer agents or registrars or any other agents with respect to the Securities of such series;

          (s) any other events of default or covenants with respect to the Securities of such series;

          (t) if the Securities of the series may be issued in exchange for surrendered Securities of another series, or for other securities of the Issuer, pursuant to the terms of such Securities or securities or of any agreement entered into by the Issuer, the ratio of the principal amount of the Securities of the series to be issued to the principal amount of the Securities or securities to be surrendered in exchange, and any other material terms of the exchange; and

          (u) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

         SECTION 2.04. Authentication and Delivery of Securities. The Issuer may deliver Securities of any series having attached thereto appropriate Coupons, if any, executed by the Issuer to the Trustee for authentication together with the applicable documents referred to below in this Section, and the Trustee shall thereupon authenticate and deliver such Securities to or upon the order of the Issuer (contained in the Issuer Order referred to below in this Section) or pursuant to such procedures acceptable to the Trustee and to such recipients as may be specified from time to time by an Issuer Order. The maturity date, original issue date, interest rate and any other terms of the Securities of such series and Coupons, if any, appertaining thereto shall be determined by or pursuant to such Issuer Order and procedures. If provided for in such procedures, such Issuer Order may authorize authentication and delivery pursuant to oral instructions from the Issuer or its duly authorized agent, which instructions shall be promptly confirmed in writing. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon:

          (a) an Issuer Order requesting such authentication and setting forth delivery instructions if the Securities and Coupons, if any, are not to be delivered to the Issuer;

          (b) any Board Resolution, Officers' Certificate and/or executed supplemental indenture referred to in Sections 2.01 and 2.03 by or pursuant to which the forms and terms of the Securities and Coupons, if any, were established;

          (c) an Officers' Certificate setting forth the form or forms and terms of the Securities and Coupons, if any, stating that the form or forms and terms of the

Securities and Coupons, if any, have been established pursuant to Sections 2.01 and 2.03 and comply with this Indenture, and covering such other matters as the Trustee may reasonably request; and

          (d) an Opinion of Counsel to the effect that:

          (i) the form or forms and terms of such Securities and Coupons, if any, have been established pursuant to Sections 2.01 and 2.03 and comply with this Indenture,

         (ii) the authentication and delivery of such Securities and Coupons, if any, by the Trustee are authorized under the provisions of this Indenture,

        (iii) such Securities and Coupons, if any, when authenticated and delivered by the Trustee and issued by the Issuer in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Issuer, and

         (iv) all laws and requirements in respect of the execution and delivery by the Issuer of the Securities and Coupons, if any, have been complied with,

and covering such other matters as the Trustee may reasonably request.

         The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Issuer or if the Trustee in good faith by its board of directors or board of trustees, executive committee, or a trust committee of directors or trustees or Responsible Officers shall determine that such action would expose the Trustee to personal liability to existing Holders or would affect the Trustee's own rights, duties or immunities under the Securities, this Indenture or otherwise.

         If the Issuer shall establish pursuant to Section 2.03 that the Securities of a series are to be issued in the form of one or more Registered Global Securities, then the Issuer shall execute and the Trustee shall, in accordance with this Section and the Issuer Order with respect to such series, authenticate and deliver one or more Registered Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities of such series issued and not yet cancelled,
(ii) shall be registered in the name of the Depositary for such Registered Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such

Depositary or pursuant to such Depositary's instructions and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this Security may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

         Each Depositary designated pursuant to Section 2.03 must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation.

         SECTION 2.05. Execution of Securities. The Securities and, if applicable, each Coupon appertaining thereto shall be signed on behalf of the Issuer by the chairman of its Board of Directors or any vice chairman of its Board of Directors or its president or any vice president or its treasurer, under its corporate seal (except in the case of Coupons) which may, but need not, be attested. Such signatures may be the manual or facsimile signatures of the present or any future such officers. The seal of the Issuer may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

         In case any officer of the Issuer who shall have signed any of the Securities or Coupons, if any, shall cease to be such officer before the Security or Coupon so signed (or the Security to which the Coupon so signed appertains) shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security or Coupon nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security or Coupon had not ceased to be such officer of the Issuer; and any Security or Coupon may be signed on behalf of the Issuer by such persons as, at the actual date of the execution of such Security or Coupon, shall be the proper officers of the Issuer, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

         SECTION 2.06. Certificate of Authentication. Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee by the manual signature of one of its authorized officers, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. No Coupon shall be entitled to the benefits of this Indenture or shall be valid and obligatory for any purpose until the certificate of authentication on the Security to which such Coupon appertains shall have been duly executed by the Trustee. The execution of such certificate by the Trustee upon any Security executed by the Issuer shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

         SECTION 2.07. Denomination and Date of Securities; Payments of Interest. The Securities of each series shall be issuable as Registered Securities or Unregistered Securities in denominations established as contemplated by Section 2.03 or, with respect to the Registered Securities of any series, if not so established, in denominations of $1,000 and any integral multiple thereof. If denominations of Unregistered Securities of any series are not so established, such Securities shall be issuable in denominations of $1,000 and $5,000. The Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Issuer executing the same may determine with the approval of the Trustee, as evidenced by the execution and authentication thereof. Unless otherwise indicated in a Board Resolution or supplemental indenture for a particular series, interest will be calculated on the basis of a 360-day year of twelve 30-day months.

         Each Registered Security shall be dated the date of its authentication. Each Unregistered Security shall be dated as provided in the resolution or resolutions of the Board of Directors of the Issuer referred to in Section 2.03. The Securities of each series shall bear interest, if any, from the date, and such interest shall be payable on the dates, established as contemplated by
Section 2.03.

         The Person in whose name any Registered Security of any series is registered at the close of business on any record date applicable to a particular series with respect to any interest payment date for such series shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding any transfer, exchange or conversion of such Registered Security subsequent to the record date and prior to such interest payment date (subject, in the case of conversion of such Security during such period, to Section 14.02), except if and to the extent the Issuer shall default in the payment of the interest due on such interest payment date for such series, in which case such defaulted interest shall be paid to the Persons in whose names Outstanding Registered Securities for such series are registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of Registered Securities not less than 15 days preceding such subsequent record date. The term "record date" as used with respect to any interest payment date (except a date for payment of defaulted interest) for the Securities of any series shall mean the date specified as such in the terms of the

Registered Securities of such series established as contemplated by Section 2.03, or, if no such date is so established, if such interest payment date is the first day of a calendar month, the 15th day of the next preceding calendar month or, if such interest payment date is the 15th day of a calendar month, the first day of such calendar month, whether or not such record date is a Business Day.

         SECTION 2.08. Registration, Transfer and Exchange. The Issuer will keep at each office or agency to be maintained for the purpose as provided in Section
3.02 for each series of Securities a register or registers in which, subject to such reasonable regulations as it may prescribe, it will provide for the registration of Securities of such series and the registration of transfer of Registered Securities of such series. Such register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such register or registers shall be open for inspection by the Trustee.

         Upon due presentation for registration of transfer of any Registered Security of any series at any such office or agency to be maintained for the purpose as provided in Section 3.02, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Registered Security or Registered Securities of the same series, maturity date, interest rate and original issue date in authorized denominations for a like aggregate principal amount.

         Unregistered Securities (except for any temporary Unregistered Securities) and Coupons (except for Coupons attached to any temporary Unregistered Securities) shall be transferable by delivery.

         At the option of the Holder thereof, Registered Securities of any series (except a Registered Global Security) may be exchanged for a Registered Security or Registered Securities of such series having authorized denominations and an equal aggregate principal amount, upon surrender of such Registered Securities to be exchanged at the agency of the Issuer that shall be maintained for such purpose in accordance with Section 3.02 and upon payment, if the Issuer shall so require, of the charges hereinafter provided. If the Securities of any series are issued in both registered and unregistered form, except as otherwise specified pursuant to Section 2.03, at the option of the Holder thereof, Unregistered Securities of any series may be exchanged for Registered Securities of such series having authorized denominations and an equal aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the agency of the Issuer that shall be maintained for such purpose in accordance with Section 3.02, with, in the case of Unregistered Securities that have Coupons attached, all unmatured Coupons and all matured Coupons in default thereto appertaining, and upon payment, if the Issuer shall so require, of the charges hereinafter provided. At the option of the Holder thereof, if Unregistered Securities of any series, maturity date, interest rate and original issue date are issued in more than one authorized denomination, except as otherwise specified pursuant to
Section 2.03, such Unregistered Securities may be exchanged for Unregistered Securities of such series having authorized denominations and an equal aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the agency of the Issuer that shall be maintained for such purpose in accordance with Section 3.02 or as specified pursuant to Section 2.03, with, in the case of Unregistered Securities that have Coupons attached, all unmatured Coupons and all matured Coupons in default thereto appertaining, and upon payment, if the Issuer shall so require, of the charges hereinafter provided. Unless otherwise specified pursuant to Section 2.03, Registered Securities of any series may not be exchanged for Unregistered Securities of such series. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. All Securities and Coupons surrendered upon any exchange or transfer provided for in this Indenture shall be promptly cancelled and disposed of by the Trustee and the Trustee will deliver a certificate of disposition thereof to the Issuer.

         All Registered Securities presented for registration of transfer, exchange, redemption or payment shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder or his or her attorney duly authorized in writing.

         The Issuer may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities. No service charge shall be made for any such transaction.

         The Issuer shall not be required to exchange or register a transfer of
(a) any Securities of any series for a period of 15 days next preceding the first mailing of notice of redemption of Securities of such series to be redeemed or (b) any Securities selected, called or being called for redemption, in whole or in part, except, in the case of any Security to be redeemed in part, the portion thereof not so to be redeemed.

         Notwithstanding any other provision of this Section 2.08, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Registered Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

         If at any time the Depositary for the Registered Securities of a series notifies the Issuer that it is unwilling or unable to continue as Depositary for the Registered Securities of such series or if at any time the Depositary for the Registered Securities of a series shall no longer be eligible under Section 2.04, the Issuer shall appoint a successor Depositary with respect to the Registered Securities of such series. If a successor Depositary for the Registered Securities of such series is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such ineligibility, the Issuer's election pursuant to Section 2.03 that the Registered Securities of such series be represented by a Registered Global Security shall no longer be effective and the Issuer will execute, and the Trustee, upon receipt of an Officer's Certificate for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form without Coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Registered Global Security or Securities representing the Registered Securities of such series, in exchange for such Registered Global Security or Securities.

         The Issuer may at any time and in its sole discretion determine that the Registered Securities of any series issued in the form of one or more Registered Global Securities shall no longer be represented by a Registered Global Security or Securities. In such event the Issuer will execute, and the Trustee, upon receipt of an Officer's Certificate for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form without Coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Registered Global Security or Securities representing such series, in exchange for such Registered Global Security or Securities.

         If specified by the Issuer pursuant to Section 2.03 with respect to Securities represented by a Registered Global Security, the Depositary for such Registered Global Security may surrender such Registered Global Security in exchange in whole or in part for Securities of the same series in definitive registered form on such terms as are acceptable to the Issuer and such Depositary. Thereupon, the Issuer shall execute, and the Trustee shall authenticate and deliver, without service charge,

          (a) to the Person specified by such Depositary a new Registered Security or Securities of the same series, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Registered Global Security; and

          (b) to such Depositary a new Registered Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Registered Global Security and the aggregate principal amount of Registered Securities authenticated and delivered pursuant to clause (a) above.

         Upon the exchange of a Registered Global Security for Securities in definitive registered form without Coupons, in authorized denominations, such Registered Global Security shall be cancelled by the Trustee. Securities in definitive registered form without Coupons issued in exchange for a Registered Global Security pursuant to this Section 2.08 shall be registered in such names and in such authorized denominations as the Depositary for such Registered Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

         All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

         Notwithstanding anything herein or in the terms of any series of Securities to the contrary, neither the Issuer nor the Trustee (which shall rely on an Officers' Certificate and an Opinion of Counsel) shall be required to exchange any Unregistered Security for a Registered Security if such exchange would result in adverse Federal income tax consequences to the Issuer (such as, for example, the inability of the Issuer to deduct from its income, as computed for Federal income tax purposes, the interest payable on the Unregistered Securities) under then applicable United States Federal income tax laws.

         SECTION 2.09. Mutilated, Defaced, Destroyed, Lost and Stolen Securities. In case any temporary or definitive Security or any Coupon appertaining to any Security shall become mutilated, defaced or be destroyed, lost or stolen, the Issuer in its discretion may execute, and upon the written request of any officer of the Issuer, the Trustee shall authenticate and deliver a new Security of the same series, maturity date, interest rate and original issue date, bearing a number or other distinguishing symbol not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and substitution for the Security so destroyed, lost or stolen with Coupons corresponding to the

Coupons appertaining to the Securities so mutilated, defaced, destroyed, lost or stolen, or in exchange or substitution for the Security to which such mutilated, defaced, destroyed, lost or stolen Coupon appertained, with Coupons appertaining thereto corresponding to the Coupons so mutilated, defaced, destroyed, lost or stolen. In every case the applicant for a substitute Security or Coupon shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security or Coupon and of the ownership thereof and in the case of mutilation or defacement shall surrender the Security and related Coupons to the Trustee.

         Upon the issuance of any substitute Security or Coupon, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security or Coupon which has matured or is about to mature or has been called for redemption in full, or is being surrendered for conversion in full, shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may, instead of issuing a substitute Security (with the Holder's consent, in the case of convertible Securities), pay or authorize the payment of the same or the relevant Coupon or convert, or authorize conversion of the same (without surrender thereof except in the case of a mutilated or defaced Security or Coupon), if the applicant for such payment shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer and the Trustee and any agent of the Issuer or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security or Coupon and of the ownership thereof.

         Every substitute Security or Coupon of any series issued pursuant to the provisions of this Section by virtue of the fact that any such Security or Coupon is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security or Coupon shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities or Coupons of such series duly authenticated and delivered hereunder. All Securities and Coupons shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment or conversion of mutilated, defaced or destroyed, lost or stolen Securities and Coupons and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

         SECTION 2.10. Cancellation of Securities; Destruction Thereof. All Securities and Coupons surrendered for exchange for Securities of the same series or for payment, redemption, registration of transfer, conversion or for credit against any payment in respect of a sinking or analogous fund, if surrendered to the Issuer or any agent of the Issuer or the Trustee, shall be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be cancelled by it; and no Securities or Coupons shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall dispose of cancelled Securities and Coupons held by it and deliver a certificate of disposition to the Issuer. If the Issuer shall acquire any of the Securities or Coupons, such acquisition shall not operate as a redemption or satisfaction of the Debt represented by such Securities or Coupons unless and until the same are delivered to the Trustee for cancellation.

         SECTION 2.11. Temporary Securities. Pending the preparation of definitive Securities for any series, the Issuer may execute and the Trustee shall authenticate and deliver temporary Securities for such series (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities of any series shall be issuable as Registered Securities without Coupons, or as Unregistered Securities with or without Coupons attached thereto, of any authorized denomination, and substantially in the form of the definitive Securities of such series but with such omissions, insertions and variations as may be appropriate for temporary Registered Securities, all as may be determined by the Issuer with the concurrence of the Trustee as evidenced by the execution and authentication thereof. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Issuer and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Issuer shall execute and shall furnish definitive Securities of such series and thereupon temporary Registered Securities of such series may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Issuer for that purpose pursuant to Section 3.02 and, in the case of Unregistered Securities, at any agency maintained by the Issuer for such purpose as specified pursuant to
Section 2.03, and the Trustee shall authenticate and deliver in exchange for such temporary Securities of such series an equal aggregate principal amount of definitive Securities of the same series having authorized denominations and, in the case of Unregistered Securities, having attached thereto any appropriate Coupons. Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this

Indenture as definitive Securities of such series, unless the benefits of the temporary Securities are limited pursuant to Section 2.03. The provisions of this Section are subject to any restrictions or limitations on the issue and delivery of temporary Unregistered Securities of any series that may be established pursuant to Section 2.03 (including any provision that Unregistered Securities of such series initially be issued in the form of a single global Unregistered Security to be delivered to a depositary or agency located outside the United States and the procedures pursuant to which definitive or global Unregistered Securities of such series would be issued in exchange for such temporary global Unregistered Security).

                                    ARTICLE 3
                             COVENANTS OF THE ISSUER

         SECTION 3.01. Payment of Principal and Interest. The Issuer covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of, and interest on, each of the Securities of such series (together with any additional amounts payable pursuant to the terms of such Securities) at the place or places, at the respective times and in the manner provided in such Securities and in the Coupons, if any, appertaining thereto and in this Indenture. The interest on Securities with Coupons attached (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. If any temporary Unregistered Security provides that interest thereon may be paid while such Security is in temporary form, the interest on any such temporary Unregistered Security (together with any additional amounts payable pursuant to the terms of such Security) shall be paid, as to the installments of interest evidenced by Coupons attached thereto, if any, only upon presentation and surrender thereof, and, as to the other installments of interest, if any, only upon presentation of such Securities for notation thereon of the payment of such interest, in each case subject to any restrictions that may be established pursuant to Section 2.03. The interest on Registered Securities (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only to or upon the written order of the Holders thereof and at the option of the Issuer may be paid by mailing checks for such interest payable to or upon the written order of such Holders at their last addresses as they appear on the registry books of the Issuer.

          SECTION 3.02. Offices for Payments, Etc. The Issuer will maintain (a) in the Borough of Manhattan, The City of New York, an agency where the

Registered Securities of each series may be presented for payment, an agency where the Securities of each series may be presented for exchange and conversion, if applicable, as is provided in this Indenture and, if applicable, pursuant to Section 2.03 and an agency where the Registered Securities of each series may be presented for registration of transfer as in this Indenture provided and (b) such further agencies in such places as may be determined for the Securities of such series pursuant to Section 2.03.

         The Issuer will maintain one or more agencies in a city or cities located outside the United States (including any city in which such an agency is required to be maintained under the rules of any stock exchange on which the Securities of such series are listed) where the Unregistered Securities, if any, of each series and Coupons, if any, appertaining thereto may be presented for payment. No payment on any Unregistered Security or Coupon will be made upon presentation of such Unregistered Security or Coupon at an agency of the Issuer within the United States nor will any payment be made by transfer to an account in, or by mail to an address in, the United States unless pursuant to applicable United States laws and regulations then in effect such payment can be made without adverse tax consequences to the Issuer. Notwithstanding the foregoing, payments in Dollars of Unregistered Securities of any series and Coupons appertaining thereto which are payable in Dollars may be made at an agency of the Issuer maintained in the Borough of Manhattan, The City of New York, if such payment in Dollars at each agency maintained by the Issuer outside the United States for payment on such Unregistered Securities is illegal or effectively precluded by exchange controls or other similar restrictions.

         The Issuer will maintain in the Borough of Manhattan, The City of New York, an agency where notices and demands to or upon the Issuer in respect of the Securities of any series, the Coupons appertaining thereto or this Indenture may be served.

         The Issuer will give to the Trustee written notice of the location of each such agency and of any change of location thereof. In case the Issuer shall fail to maintain any agency required by this Section to be located in the Borough of Manhattan, The City of New York, or shall fail to give such notice of the location or of any change in the location of any of the above agencies, presentations and demands may be made and notices may be served at the Corporate Trust Office of the Trustee.

         The Issuer may from time to time designate one or more additional agencies where the Securities of a series and any Coupons appertaining thereto may be presented for payment, where the Securities of that series may be presented for exchange or conversion, if applicable, as provided in this Indenture and pursuant to Section 2.03 and where the Registered Securities of that series may be presented for registration of transfer as in this Indenture provided, and the Issuer may from time to time rescind any such designation, as the Issuer may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain the agencies provided for in this Section. The Issuer will give to the Trustee prompt written notice of any such designation or rescission thereof.

         SECTION 3.03. Appointment to Fill a Vacancy in Office of Trustee. The Issuer, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.10, a Trustee, so that there shall at all times be a Trustee with respect to each series of Securities hereunder.

         SECTION 3.04. Paying Agents. Whenever the Issuer shall appoint a paying agent other than the Trustee with respect to the Securities of any series, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section,

          (a) that it will hold all sums received by it as such agent for the payment of the principal of or interest on the Securities of such series (whether such sums have been paid to it by the Issuer or by any other obligor on the Securities of such series) in trust for the benefit of the Holders of the Securities of such series, or Coupons appertaining thereto, if any, or of the Trustee,

          (b) that it will give the Trustee notice of any failure by the Issuer (or by any other obligor on the Securities of such series) to make any payment of the principal of or interest on the Securities of such series when the same shall be due and payable, and

          (c) that at any time during the continuance of any such failure, upon the written request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust by such paying agent.

         The Issuer will, on or prior to each due date of the principal of or interest on the Securities of such series, deposit with the paying agent a sum sufficient to pay such principal or interest so becoming due, and (unless such paying agent is the Trustee) the Issuer will promptly notify the Trustee of any failure to take such action.

         If the Issuer shall act as its own paying agent with respect to the Securities of any series, it will, on or before each due date of the principal of or interest on the Securities of such series, set aside, segregate and hold in trust for the benefit of the Holders of the Securities of such series or the Coupons appertaining thereto a sum sufficient to pay such principal or interest so becoming due. The Issuer will promptly notify the Trustee of any failure to take such action.

         Anything in this Section to the contrary notwithstanding, but subject to Section 10.01, the Issuer may at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by the Issuer or any paying agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

         Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 10.03 and 10.04.

         SECTION 3.05. Written Statement to Trustee. So long as any Securities are Outstanding, the Issuer will deliver to the Trustee on or before July 15 in each year (beginning in 1999) a written statement covering the previous calendar year, signed by two of its officers (which need not comply with Section 11.05), stating that in the course of the performance of their duties as officers of the Issuer they would normally have knowledge of any default by the Issuer in the performance or fulfillment of any covenant, agreement or condition contained in this Indenture, stating whether or not they have knowledge of any such default and, if so, specifying each such default of which the signers have knowledge and the nature thereof.

         SECTION 3.06. Limitation on Liens. The following provisions shall apply to the Securities of each series unless specifically otherwise provided in a Board Resolution, Officers' Certificate or indenture supplemental hereto as provided pursuant to Section 2.03.

          (a) The Issuer will not issue or assume, and will not permit any Restricted Subsidiary to issue or assume, any Debt secured by any mortgage, pledge, lien or other encumbrance (mortgages, pledges, liens and other encumbrances being hereinafter called "Mortgage" or "Mortgages") upon any Principal Manufacturing Property, or shares of capital stock or Debt of any Restricted Subsidiary (whether such Principal Manufacturing Property, shares of stock or Debt is now owned or hereafter acquired) without in any such case effectively providing, concurrently with the issuance or assumption of such Debt, that the Securities (together with, if the Issuer shall so determine, any other Debt of the Issuer or such Restricted Subsidiary ranking equally with the Securities and then existing or thereafter created) shall be secured equally and ratably with such Debt; provided, that the foregoing restrictions shall not apply to:

               (i) Mortgages on any Principal Manufacturing Property hereafter acquired by the Issuer or a Restricted Subsidiary prior to, at the time of, or within 120 days after the latest of the acquisition, completion of construction (including any improvements on an existing property) or commencement of commercial operation of such property, to secure or provide for the payment or financing of all or any part of the purchase price thereof or construction of fixed improvements thereon, or, in addition to assumptions in transactions contemplated by subparagraph (ii) below, the assumption of any Mortgage upon any such property hereafter acquired existing at the time of such acquisition, or the acquisition of any such property subject to any Mortgage without the assumption thereof; provided, that the aggregate principal amount of Debt secured by any such Mortgage so issued, assumed or existing shall not exceed 100% of the cost of such Principal Manufacturing Property to the corporation acquiring the same or of the fair value thereof (as determined by resolution adopted by the Board of Directors) at the time of such acquisition, whichever is less, and provided, further, that in the case of any such acquisition, construction or improvement the Mortgage shall not apply to any property theretofore owned by the Issuer or a Restricted Subsidiary, other than, in the case of any such construction or improvement, any theretofore unimproved real property on which the property so constructed, or the improvement, is located;

               (ii) the assumption of any Mortgage on any Principal Manufacturing Property of a corporation which is merged into or consolidated with the Issuer or a Restricted Subsidiary or substantially all the assets of which are acquired by the Issuer or a Restricted Subsidiary;

               (iii) Mortgages on any Principal Manufacturing Property of the Issuer or a Restricted Subsidiary in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country, or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any Debt incurred or guaranteed for the purpose of financing all or any part of the cost of acquiring, constructing or improving the property subject to such Mortgages (including Mortgages incurred in connection with pollution control, industrial revenue, Title XI maritime financings or similar financings);

               (iv) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part, of any Mortgage referred to in the foregoing clauses (i) through (iii); provided, however, that the principal amount of Debt so secured thereby shall not exceed the principal amount of Debt so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or a part of the property which secured the Mortgage so extended, renewed or replaced (plus improvements and construction on such property); and

               (v) Mortgages securing Debt of a Restricted Subsidiary owing to the Issuer or another Restricted Subsidiary.

          (b) Notwithstanding the provisions of subsection (a) of this Section 3.06, the Issuer or any one or more Subsidiaries may issue or assume Debt secured by a Mortgage in addition to those permitted by subsection (a) of this
Section 3.06 and renew, extend or replace such Mortgages; provided, that at the time of such creation, assumption, renewal, extension or replacement, and after giving effect thereto, Exempted Debt does not exceed 5% of Consolidated Net Tangible Assets.

         SECTION 3.07. Limitation on Sale and Leaseback. The following provisions shall apply to the Securities of each series unless specifically otherwise provided in a Board Resolution, Officers' Certificate or indenture supplemental hereto provided pursuant to Section 2.03.

          (a) The Issuer will not, nor will it permit any Restricted Subsidiary to, enter into any arrangement with any Person providing for the leasing by the Issuer or any Restricted Subsidiary of any Principal Manufacturing Property, whether such Principal Manufacturing Property is now owned or hereafter acquired, except for temporary leases for a term, including renewals at the option of the lessee, of not more than three years and except for leases between the Issuer and a Restricted Subsidiary or between Restricted Subsidiaries, which property has been or is to be sold or transferred by the Issuer or such Restricted Subsidiary to such Person with the intention of taking back a lease of such property (a "sale and leaseback transaction") unless the proceeds of such sale or transfer shall be at least equal to the fair value of such property as determined by resolution adopted by the Board of Directors and either:

               (i) the Issuer or such Restricted Subsidiary would be entitled, pursuant to the provisions of Section 3.06, to issue or assume Debt secured by a Mortgage on such property at least equal in amount to the Attributable Debt in respect of such sale and leaseback transaction without equally and ratably securing the Securities; provided, however, that from and after the date on which such sale and leaseback transaction becomes effective the Attributable Debt in respect of such arrangement shall be deemed for all purposes under Section 3.06 and this Section 3.07 to be Debt subject to the provisions of Section 3.06; or

               (ii) within a period commencing 12 months prior to the consummation of such sale and leaseback transaction and ending 12 months after the consummation of such sale and leaseback transaction, the Issuer or Restricted Subsidiary, as the case may be, has expended, or will expend, for Principal Manufacturing Property an amount equal to (A) the proceeds of such sale and leaseback transaction and the Issuer elects to designate such amount as a credit against such sale and leaseback transaction or (B) a part of the proceeds of such sale and leaseback transaction and the Issuer elects to designate such amount as a credit against such sale and leaseback transaction and treats an amount equal to the remainder of the proceeds as provided in clause (iii) hereof; or

               (iii) such sale or transfer does not come within the exceptions provided by clause (i) hereof and the Issuer does not make the election permitted by clause (ii) hereof or makes such election only as to part of such proceeds, in either of which events the Issuer will
          (A) within 120 days after such sale and leaseback transaction, apply an amount equal to the Attributable Debt in respect of such sale and leaseback transaction (less an amount equal to the amount, if any, elected under clause (ii) hereof) to the retirement (other than any mandatory retirement or by way of payment at maturity) of Funded Debt of the Issuer or any Restricted Subsidiary, or (B) consider an amount equal to the Attributable Debt in respect of such sale and leaseback transaction (less an amount equal to the amount, if any, elected under clause (ii) hereof) to be Attributable Debt for purposes of the calculation of Exempted Debt; provided, that, after giving effect thereto, Exempted Debt does not exceed 5% of Consolidated Net Tangible Assets.

         For the purpose of this Section 3.07 the term "Attributable Debt" shall mean, at the time of determination, the present value (discounted at the interest rate implicit in the lease or, if it is not practicable to determine such rate, then at the Issuer's incremental borrowing rate determined in accordance with generally accepted accounting principles) of the obligation of the lessee for net rental payments during the remaining term of any lease included in the sale and leaseback transaction (including any period for which such lease has been extended or may, at the option of the lessor, be extended). The term "net rental payments" under any lease for any period shall mean the sum of the rental and other payments required to be paid by such lessee thereunder, not including, however, amounts payable by the lessee for maintenance and repairs, insurance, taxes, assessments and similar charges and for contingent rents (such as those based on sales).

          (b) Notwithstanding the provisions of paragraph (a) of this Section 3.07, the Issuer and any Restricted Subsidiary may enter into sale and leaseback transactions in addition to those permitted by paragraph (a) of this Section
3.07 and without any obligation to make expenditures for Principal Manufacturing Property or to retire any Debt; provided, that at the time of entering into such sale and leaseback transactions and after giving effect thereto, Exempted Debt does not exceed 5% of Consolidated Net Tangible Assets.

         SECTION 3.08. Luxembourg Publications. In the event of the publication of any notice pursuant to Section 5.11, 6.10(a), 6.11, 8.02, 10.04, 13.02 or
13.06, the party making such publication in the Borough of Manhattan, The City of New York, and London shall also, to the extent that notice is required to be given to Holders of Securities of any series by applicable Luxembourg law or stock exchange regulation, as evidenced by an Officers' Certificate delivered to such party, make a similar publication in Luxembourg.

                                    ARTICLE 4
         SECURITYHOLDERS LISTS AND REPORTS BY THE ISSUER AND THE TRUSTEE

         SECTION 4.01. Issuer to Furnish Trustee Information as to Names and Addresses of Securityholders. The Issuer covenants and agrees that it will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Securities of each series pursuant to Section 312 of the Trust Indenture Act of 1939:

          (a) semiannually and not more than 15 days after each record date for the payment of interest on such Registered Securities, as hereinabove specified, as of such record date and on dates to be determined pursuant to Section 2.03 for non-interest bearing Registered Securities in each year, and

          (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request as of a date not more than 15 days prior to the time such information is furnished, provided, that, if and so long as the Trustee shall be the Security registrar for such series and all of the Securities of any series are Registered Securities, such list shall not be required to be furnished.

         SECTION 4.02. Reports by the Issuer. The Issuer covenants to file with the Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934.

         SECTION 4.03. Reports by the Trustee. Any Trustee's report required under Section 313(a) of the Trust Indenture Act of 1939 shall be transmitted on or before July 15 in each year following the date hereof, so long as any Securities are Outstanding hereunder, and shall be dated as of a date convenient to the Trustee but no more than 60 nor less than 45 days prior thereto.

                                    ARTICLE 5
         REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT

         SECTION 5.01. Event of Default Defined; Acceleration of Maturity; Waiver of Default. "Event of Default", with respect to Securities of any series wherever used herein, means each one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) default in the payment of any installment of interest upon any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

          (b) default in the payment of all or any part of the principal on any of the Securities of such series as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise; or

          (c) default in the performance, or breach, of any covenant or warranty of the Issuer in respect of the Securities of such series (other than a covenant or warranty in respect of the Securities of such series a default in the performance or breach of which is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of all series affected thereby, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Issuer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Issuer or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

          (e) the Issuer shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Issuer or for any substantial part of its property, or make any general assignment for the benefit of creditors; or

          (f) default by the Issuer in the conversion of any Security in accordance herewith and continuance of such default for a period of 45 days; or

          (g) any other Event of Default provided in the supplemental indenture or resolution of the Board of Directors under which such series of Securities is issued or in the form of Security for such series.

         If an Event of Default described in clauses (a), (b), (c), (f) or (g) (if the Event of Default under clause (c) or (g) is with respect to less than all series of Securities then Outstanding) occurs and is continuing, then, and in each and every such case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding hereunder (each such series voting as a separate class) by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all Securities of such series and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an Event of Default described in clause (c) or
(g) (if the Event of Default under clause (c) or (g) is with respect to all series of Securities then Outstanding), (d) or (e) occurs and is continuing, then and in each and every such case, unless the principal of all the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all the Securities then Outstanding hereunder (treated as one class), by notice in writing to the Issuer (and to the

Trustee if given by Securityholders), may declare the entire principal (or, if any Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of all the Securities then Outstanding and interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

         The foregoing provisions, however, are subject to the condition that if, at any time after the principal (or, if the Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of the Securities of any series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of such series (or of all the Securities, as the case may be) and the principal of any and all Securities of such series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series, (or at the respective rates of interest or Yields to Maturity of all the Securities, as the case may be) to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of negligence or bad faith, and if any and all Events of Default under the Indenture, other than the non-payment of the principal of Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein--then and in every such case the Holders of a majority in aggregate principal amount of all the Securities of such series, each series voting as a separate class, (or of all the Securities, as the case may be, voting as a single class) then Outstanding, by written notice to the Issuer and to the Trustee, may waive all defaults with respect to such series (or with respect to all the Securities, as the case may be) and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

         For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

         SECTION 5.02. Collection of Debt by Trustee; Trustee May Prove Debt. The Issuer covenants that (a) in case default shall be made in the payment of any installment of interest on any of the Securities of any series when such interest shall have become due and payable, and such default shall have continued for a period of 30 days or (b) in case default shall be made in the payment of all or any part of the principal of any of the Securities of any series when the same shall have become due and payable, whether upon maturity of the Securities of such series or upon any redemption or by declaration or otherwise--then, upon demand of the Trustee, the Issuer will pay to the Trustee for the benefit of the Holders of the Securities of such series the whole amount that then shall have become due and payable on all Securities of such series, and such Coupons, for principal or interest, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series); and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee and each predecessor trustee, their respective agents, attorneys and counsel, and any expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor trustee except as a result of its negligence or bad faith.

         In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or other obligor upon such Securities and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Securities, wherever situated, the moneys adjudged or decreed to be payable.

         In case there shall be pending proceedings relative to the Issuer or any other obligor upon the Securities under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or its property, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Securities of any series, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of any Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

               (i) to file and prove a claim or claims for the whole amount of principal and interest (or, if the Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) owing and unpaid in respect of the Securities of any series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor trustee, except as a result of negligence or bad faith) and of the Securityholders allowed in any judicial proceedings relative to the Issuer or other obligor upon the Securities of any series, or to the creditors or property of the Issuer or such other obligor,

               (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the Securities of any series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and

               (iii) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Securityholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor trustee except as a result of its negligence or bad faith and all other amounts due to the Trustee or any predecessor trustee pursuant to Section 6.06.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

         All rights of action and of asserting claims under this Indenture, or under any of the Securities of any series or Coupons appertaining to such Securities, may be enforced by the Trustee without the possession of any of the Securities of such series or Coupons appertaining to such Securities or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Securities or Coupons appertaining to such Securities in respect of which such action was taken.

         In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Securities or Coupons appertaining to such Securities in respect to which such action was taken, and it shall not be necessary to make any Holders of such Securities or Coupons appertaining to such Securities parties to any such proceedings.

         SECTION 5.03. Application of Proceeds. Any moneys collected by the Trustee pursuant to this Article in respect of any series shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Securities and Coupons appertaining to such Securities in respect of which monies have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities of such series in reduced principal amounts in exchange for the presented Securities of like series if only partially paid, or upon surrender thereof if fully paid:

               FIRST: To the payment of all amounts due to the Trustee or any predecessor trustee pursuant to Section 6.06;

               SECOND: In case the principal of the Securities of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest on the Securities of such series in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in such Securities, such payments to be made ratably to the Persons entitled thereto, without discrimination or preference;

               THIRD: In case the principal of the Securities of such series in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal and interest, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal and interest or Yield to Maturity, without preference or priority of principal over interest or Yield to Maturity, or of interest or Yield to Maturity over principal, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal and accrued and unpaid interest or Yield to Maturity; and

               FOURTH: To the payment of the remainder, if any, to the Issuer or any other Person lawfully entitled thereto.

         SECTION 5.04. Suits for Enforcement. In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

         SECTION 5.05. Restoration of Rights on Abandonment of Proceedings. In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Issuer and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

         SECTION 5.06. Limitations on Suits by Securityholders. No Holder of any Security of any series or of any Coupon appertaining thereto shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.09; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security or Coupon with every other taker and Holder and the Trustee, that no one or more Holders of Securities of any series or Coupons appertaining to such Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holder of Securities or Coupons appertaining to such Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable series and Coupons appertaining to such Securities. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         SECTION 5.07. Unconditional Right of Securityholders to Institute Certain Suits. Notwithstanding any other provision in this Indenture and any provision of any Security, the right of any Holder of any Security or Coupon to receive payment of the principal of and interest on such Security or Coupon on or after the respective due dates expressed in such Security or Coupon, or to convert such Security in accordance with Article 14, or to institute suit for the enforcement of any such payment on or after such respective dates, or for the enforcement of such conversion right, shall not be impaired or affected without the consent of such Holder.

         SECTION 5.08. Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. Except as provided in Section 5.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or Coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         No delay or omission of the Trustee or of any Holder of Securities or Coupons to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 5.06, every power and remedy given by this Indenture or by law to the Trustee or to the Holders of Securities or Coupons may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders of Securities or Coupons.

         SECTION 5.09. Control by Holders of Securities. The Holders of a majority in aggregate principal amount of the Securities of each series affected (with each series voting as a separate class) at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such series by this Indenture; provided, that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture and provided, further, that (subject to the provisions of Section 6.01) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or Responsible Officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forebearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all series so affected not joining in the giving of said direction, it being understood that (subject to Section 6.01) the Trustee shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such Holders.

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



         Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Securityholders.

         SECTION 5.10. Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Securities of any series as provided in
Section 5.01, the Holders of a majority in aggregate principal amount of the Securities of such series at the time Outstanding may on behalf of the Holders of all the Securities of such series waive any past default or Event of Default described in clause (c) or (g) of Section 5.01 (or, in the case of an event specified in clause (c) or (g) of Section 5.01 which relates to less than all series of Securities then Outstanding, the Holders of a majority in aggregate principal amount of the Securities then Outstanding affected thereby (each series voting as a separate class) may waive any such default or Event of Default, or, in the case of an event specified in clause (c) or (g) (if the Event of Default under clause (c) or (g) relates to all series of Securities then Outstanding), (d) or (e) of Section 5.01 the Holders of Securities of a majority in principal amount of all the Securities then Outstanding (voting as one class) may waive any such default or Event of Default), and its consequences except a default in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Security affected. In the case of any such waiver, the Issuer, the Trustee and the Holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

         SECTION 5.11. Trustee to Give Notice of Default, but May Withhold in Certain Circumstances. The Trustee shall, within 90 days after the occurrence of a default with respect to the Securities of any series, give notice of all defaults with respect to that series known to the Trustee (a) if any Unregistered Securities of that series are then Outstanding, to the Holders thereof, by publication at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York, and at least once in an Authorized Newspaper in London (and, if required by Section 3.08, at least once in an Authorized Newspaper in Luxembourg) and (b) to all Holders of Securities of such series in the manner and to the extent provided in Section 4.03, unless in each case such defaults shall have been cured before the mailing or publication of such notice (the term "defaults" for the purpose of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided, that, except in the case of default in the payment of the principal of or interest on any of the Securities of such series, or in the payment of any sinking fund installment on such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series.

         SECTION 5.12. Right of Court to Require Filing of Undertaking to Pay Costs. All parties to this Indenture agree, and each Holder of any Security or Coupon by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder or group of Securityholders of any series holding in the aggregate more than 10% in aggregate principal amount of the Securities of such series, or, in the case of any suit relating to or arising under clause (c) or (g) of Section 5.01 (if the suit relates to Securities of more than one but less than all series), 10% in aggregate principal amount of Securities then Outstanding and affected thereby, or in the case of any suit relating to or arising under clause (c) or (g) (if the suit under clause (c) or (g) relates to all the Securities then Outstanding), (d) or (e) of Section 5.01, 10% in aggregate principal amount of all Securities then Outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or interest on any Security on or after the due date expressed in such Security or any date fixed for redemption or for the enforcement of a right to convert any Security in accordance with Article 14.

                                    ARTICLE 6
                             CONCERNING THE TRUSTEE

         SECTION 6.01. Duties and Responsibilities of the Trustee; During Default; Prior to Default. With respect to the Holders of any series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Securities of a particular series and after the curing or waiving of all

Events of Default which may have occurred with respect to such series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Securities of a series has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that

          (a) prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing or waiving of all such Events of Default with respect to such series which may have occurred:

               (i) the duties and obligations of the Trustee with respect to the Securities of any series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

          (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 5.09 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

         None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

         The provisions of this Section 6.01 are in furtherance of and subject to Sections 315 and 316 of the Trust Indenture Act of 1939.

         SECTION 6.02. Certain Rights of the Trustee. In furtherance of and subject to the Trust Indenture Act of 1939 and subject to Section 6.01:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Issuer;

          (c) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

          (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

          (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities of all series affected then Outstanding; provided, that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Issuer or, if paid by the Trustee or any predecessor trustee, shall be repaid by the Issuer upon demand; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

         SECTION 6.03. Trustee Not Responsible for Recitals, Disposition of Securities or Application of Proceeds Thereof. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities or Coupons. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.

         SECTION 6.04. Trustee and Agents May Hold Securities or Coupons; Collections, Etc. The Trustee or any agent of the Issuer or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons with the same rights it would have if it were not the Trustee or such agent and may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee or such agent.

         SECTION 6.05. Moneys Held by Trustee. Subject to the provisions of
Section 10.04 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Issuer or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

         SECTION 6.06. Compensation and Indemnification of Trustee and its Prior Claim. The Issuer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuer covenants and agrees to pay or reimburse the Trustee and each predecessor trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Issuer also covenants to indemnify the Trustee and each predecessor trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in the premises. The obligations of the Issuer under this Section to compensate and indemnify the Trustee and each predecessor trustee and to pay or reimburse the Trustee and each predecessor trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities or Coupons, and the Securities are hereby subordinated to such senior claim.

         SECTION 6.07. Right of Trustee to Rely on Officers' Certificate, Etc. Subject to Sections 6.01 and 6.02, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

         SECTION 6.08. Indentures Creating Potential Conflicting Interests for the Trustee. No indentures are hereby specifically described for the purposes of
Section 310(b)(1) of the Trust Indenture Act of 1939.

         SECTION 6.09. Persons Eligible for Appointment as Trustee. The Trustee for each series of Securities hereunder shall at all times be a corporation having a combined capital and surplus of at least $50,000,000 and shall be eligible in accordance with the provisions of Section 310(a) of the Trust Indenture Act of 1939. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a Federal, State or District of Columbia supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         SECTION 6.10. Resignation and Removal; Appointment of Successor Trustee. (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Issuer and (i) if any Unregistered Securities of a series affected are then Outstanding, by giving notice of such resignation to the Holders thereof, by publication at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York, and at least once in an Authorized Newspaper in London (and, if required by Section 3.08, at least once in an Authorized Newspaper in Luxembourg), (ii) if any Unregistered Securities of a series affected are then Outstanding, by mailing notice of such resignation to the Holders thereof who have filed their names and addresses with the Trustee pursuant to Section 4.01 at such addresses as were so furnished to the Trustee and (iii) by mailing notice of such resignation to the Holders of then Outstanding Registered Securities of each series affected at their addresses as they shall appear on the registry books. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 5.12, on behalf of himself or herself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

          (b) In case at any time any of the following shall occur:

               (i) the Trustee shall fail to comply with the provisions of
          Section 310(b) of the Trust Indenture Act of 1939 with respect to any series of Securities after written request therefor by the Issuer or by any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months; or

               (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 310(a) of the Trust Indenture Act of 1939 and shall fail to resign after written request therefor by the Issuer or by any Securityholder; or

               (iii) the Trustee shall become incapable of acting with respect to any series of Securities, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Issuer may remove the Trustee with respect to the applicable series of Securities and appoint a successor trustee for such series by written instrument, in duplicate, executed by order of the Board of Directors of the Issuer, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to Section 315(e) of the Trust Indenture Act of 1939, any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months may on behalf of himself or herself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

          (c) The Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding may at any time remove the Trustee with respect to Securities of such series and appoint a successor trustee with respect to the Securities of such series by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer the evidence provided for in Section 7.01 of the action in that regard taken by the Securityholders.

          (d) Any resignation or removal of the Trustee with respect to any series and any appointment of a successor trustee with respect to such series pursuant to any of the provisions of this Section 6.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.11.

         SECTION 6.11. Acceptance of Appointment by Successor Trustee. Any successor trustee appointed as provided in Section 6.10 shall execute and deliver to the Issuer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee for such series hereunder; but, nevertheless, on the written request of the Issuer or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 10.04, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of
Section 6.06.

         If a successor trustee is appointed with respect to the Securities of one or more (but not all) series, the Issuer, the predecessor trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor trustee with respect to the Securities of any series as to which the predecessor trustee is not retiring shall continue to be vested in the predecessor trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts under separate indentures.

         No successor trustee with respect to any series of Securities shall accept appointment as provided in this Section 6.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of
Section 310(b) of the Trust Indenture Act of 1939 and eligible under the provisions of Section 310(a) of the Trust Indenture Act of 1939.

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



         Upon acceptance of appointment by any successor trustee as provided in this Section 6.11, the Issuer shall mail notice thereof (a) if any Unregistered Securities of a series affected are then Outstanding, to the Holders thereof, by publication of such notice at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York, and at least once in an Authorized Newspaper in London (and, if required by Section 3.08, at least once in an Authorized Newspaper in Luxembourg), (b) if any Unregistered Securities of a series affected are then Outstanding, to the Holders thereof who have filed their names and addresses with the Trustee pursuant to Section 4.01, by mailing such notice to such Holders at such addresses as were so furnished to the Trustee (and the Trustee shall make such information available to the Issuer for such purpose) and (c) to the Holders of Registered Securities of each series affected, by mailing such notice to such Holders at their addresses as they shall appear on the registry books. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section
6.10. If the Issuer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be given at the expense of the Issuer.

         SECTION 6.12. Merger, Conversion, Consolidation, or Succession to Business of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided, that such corporation shall be qualified under the provisions of Section 310(b) of the Trust Indenture Act of 1939 and eligible under the provisions of Section 310(a) of the Trust Indenture Act of 1939, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         In case, at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities of such series or in this Indenture provided that the certificate of the Trustee shall have; provided, that the right to adopt the certificate of authentication of any predecessor trustee or to authenticate Securities of any series in the name of any predecessor trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                                    ARTICLE 7
                         CONCERNING THE SECURITYHOLDERS

         SECTION 7.01. Evidence of Action Taken by Securityholders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Securityholders of any or all series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 6.01 and 6.02) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Article.

         SECTION 7.02. Proof of Execution of Instruments and of Holding of Securities. Subject to Sections 6.01 and 6.02, the execution of any instrument by a Securityholder or his or her agent or proxy may be proved in the following manner:

          (a) The fact and date of the execution by any Holder of any instrument may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the person executing such instruments acknowledged to him or her the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute sufficient proof of the authority of the person executing the same. The fact of the holding by any Holder of an Unregistered Security of any series, and the identifying number of such Security and the date of his or her holding the same, may be proved by the production of such Security or by a certificate executed by any trust company, bank, banker or recognized securities dealer wherever situated satisfactory to the Trustee, if such certificate shall be deemed by the Trustee to be satisfactory. Each such certificate shall be dated and shall state that on the date thereof a Security of such series bearing a specified identifying number was deposited with or exhibited to such trust company, bank, banker or recognized securities dealer by the Person named in such certificate. Any such certificate may be issued in respect of one or more Unregistered Securities of one or more series specified therein. The holding by the Person named in any such certificate of any Unregistered Securities of any series specified therein shall be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding (i) another certificate bearing a later date issued in respect of the same Securities shall be produced, or (ii) the Security of such series specified in such certificate shall be produced by some other Person, or (iii) the Security of such series specified in such certificate shall have ceased to be Outstanding. Subject to Sections 6.01 and 6.02, the fact and date of the execution of any such instrument and the amount and numbers of Securities of any series held by the Person so executing such instrument and the amount and numbers of any Security or Securities for such series may also be proven in accordance with such reasonable rules and regulations as may be prescribed by the Trustee for such series or in any other manner which the Trustee for such series may deem sufficient.

          (b) In the case of Registered Securities, the ownership of such Securities shall be proved by the Security register or by a certificate of the Security registrar.

          (c) If the Issuer shall solicit from the Holders of Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other action, the Issuer may, at its option, by Board Resolution, fix in advance a record date for the determination of Holders of Registered Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Issuer shall have no obligation to do so. Notice of such record date shall be given to the Trustee as soon as practicable after the time that the record date has been fixed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after such record date, but only the Holders of Registered Securities of record at the close of business on such record date shall be deemed to be Holders of Registered Securities for the purposes of determining whether Holders of Registered Securities of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the Outstanding Securities shall be computed as of such record date; provided, that no such authorization, agreement or consent by the Holders of Registered Securities on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

         SECTION 7.03. Holders to Be Treated as Owners. The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the Person in whose name any Security shall be registered upon the Security register for such series as the absolute owner of such Security (whether or not such Security shall be

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



overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of, and, subject to the provisions of this Indenture, interest on, such Security and for all other purposes; and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary. The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Holder of any Unregistered Security and the Holder of any Coupon as the absolute owner of such Unregistered Security or Coupon (whether or not such Unregistered Security or Coupon shall be overdue) for the purpose of receiving payment thereof or on account thereof and for all other purposes and neither the Issuer, the Trustee, nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such Person, or upon his or her order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Unregistered Security or Coupon.

         SECTION 7.04. Securities Owned by Issuer Deemed Not Outstanding. In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of any or all series have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Issuer or any other obligor on the Securities with respect to which such determination is being made or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above-described Persons; and, subject to Sections 6.01 and 6.02, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

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



         SECTION 7.05. Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.01, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid, any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor or on registration of transfer thereof, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and the Holders of all the Securities affected by such action.

                                    ARTICLE 8
                             SUPPLEMENTAL INDENTURES

         SECTION 8.01. Supplemental Indentures Without Consent of
Securityholders. The Issuer, when authorized by a resolution of its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto in form satisfactory to the Trustee for one or more of the following purposes:

          (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of one or more series any property or assets;

          (b) to evidence the succession of another corporation to the Issuer, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Issuer pursuant to Article 9;

          (c) to add to the covenants of the Issuer such further covenants, restrictions, conditions or provisions as its Board of Directors and the Trustee shall consider to be for the protection of the Holders of Securities or Coupons, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default;

          (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make any other provisions as the Board of Directors may deem necessary or desirable; provided, that no such action shall adversely affect the interests of the Holders of the Securities or Coupons;

          (e) to establish the form or terms of Securities of any series or of the Coupons appertaining to such Securities as permitted by Sections 2.01 and
2.03 and to provide for adjustment of conversion rights pursuant to Section 14.05; and

          (f) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 6.11.

         The Trustee is hereby authorized to join with the Issuer in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 8.02.

         SECTION 8.02. Supplemental Indentures With Consent of Securityholders. With the consent (evidenced as provided in Article 7) of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of all series affected by such supplemental indenture (voting as one class), the Issuer, when authorized by a resolution of its Board of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series or of the Coupons appertaining to such Securities; provided, that no such supplemental indenture shall (a) extend the final maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof, or make the principal thereof (including any amount in respect of original issue discount) or interest thereon payable in any coin or currency other than that provided in the Securities and Coupons or in accordance with the terms thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 5.01 or the amount thereof provable in bankruptcy pursuant to Section 5.02, or alter the provisions of Section 11.11 or 11.12, or impair or affect the right of any Securityholder to institute suit for the payment or conversion thereof, or materially and adversely affect the right to convert the Securities in accordance with Article 14 or, if the Securities provide therefor, any right of repayment at the option of the Securityholder, in each case without the consent of the Holder of each Security so affected; provided, that no consent of any Holder of any Security shall be necessary under this Section 8.02 to permit the Trustee and the Issuer to execute supplemental indentures pursuant to Section 8.01(e) and Section 14.05 of this Indenture, or (b) reduce the aforesaid percentage of Securities of any series, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of each Security so affected.

         A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Holders of Securities of such series, or of Coupons appertaining to such Securities, with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or of the Coupons appertaining to such Securities.

         Upon the request of the Issuer, accompanied by a copy of a resolution of the Board of Directors certified by the secretary or an assistant secretary of the Issuer authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid and other documents, if any, required by Section 7.01, the Trustee shall join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall give a notice thereof (a) to the Holders of then Outstanding Registered Securities of each series affected thereby, by mailing a notice thereof by first-class mail to such Holders at their addresses as they shall appear on the Security register, (b) if any Unregistered Securities of a series affected thereby are then Outstanding, to the Holders thereof who have filed their names and addresses with the Trustee pursuant to Section 4.01, by mailing a notice thereof by first-class mail to such Holders at such addresses as were so furnished to the Trustee and (c) if any Unregistered Securities of a series affected thereby are then Outstanding, to all Holders thereof, by publication of a notice thereof at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York, and at least once in an Authorized Newspaper in London (and, if required by Section 3.08, at least once in an Authorized Newspaper in Luxembourg), and in each case such notice shall set forth in general terms the substance of such supplemental indenture. Any failure of the Trustee to mail or publish such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 8.03. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the Holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 8.04. Documents to Be Given to Trustee. The Trustee, subject to the provisions of Sections 6.11 and 6.02, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article 8 complies with the applicable provisions of this Indenture.

         SECTION 8.05. Notation on Securities in Respect of Supplemental Indentures. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Trustee for such series as to any matter provided for by such supplemental indenture or as to any action taken by Securityholders. If the Issuer or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer, authenticated by the Trustee and delivered in exchange for the Securities of such series then Outstanding.

                                    ARTICLE 9
                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

         SECTION 9.01. Issuer May Consolidate, Etc., on Certain Terms. The Issuer covenants that it will not merge or consolidate with any other corporation or sell or convey (including by way of lease) all or substantially all of its assets to any Person, unless (a) either the Issuer shall be the continuing corporation, or the successor corporation or the Person which acquires by sale or conveyance substantially all the assets of the Issuer (if other than the Issuer) shall expressly assume the due and punctual payment of the principal of and interest on all the Securities and Coupons, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Issuer, including, without limitation, the conversion rights, if any, provided for in accordance with Article 14, by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such corporation or entity, and shall be a corporation or entity organized under the laws of the United States of America or any State thereof or a corporation or entity not organized under such laws which shall agree, in form satisfactory to the Trustee, (i) to subject itself to the jurisdiction of the United States district court for the Southern District of New York, and (ii) to indemnify and hold harmless the holders of all Securities or Coupons against (A) any tax, assessment or governmental charge imposed on such holders by a jurisdiction other than the United States or any political subdivision or taxing authority thereof or therein with respect to, and withheld on the making of, any payment of principal of or interest on such Securities or Coupons and which would not have been so imposed and withheld had such consolidation, merger, sale or conveyance not been made and (B) any tax, assessment or governmental charge imposed on or relating to, and any costs or expenses involved in, such consolidation, merger, sale or conveyance, and (b) the Issuer or such successor corporation or entity, as

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the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of any such covenant or condition.

         SECTION 9.02. Successor Issuer Substituted. In case of any such consolidation, merger, sale or conveyance, and following such an assumption by the successor corporation or entity, such successor corporation or entity shall succeed to and be substituted for the Issuer with the same effect as if it had been named herein. Such successor corporation or entity may cause to be signed, and may issue either in its own name or in the name of the Issuer prior to such succession any or all of the Securities issuable hereunder, together with any Coupons appertaining thereto, which theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of such successor corporation or entity instead of the Issuer and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities, together with any Coupons appertaining thereto, which previously shall have been signed and delivered by the officers of the Issuer to the Trustee for authentication, and any Securities, together with any Coupons appertaining thereto, which such successor corporation or entity thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued, together with any Coupons appertaining thereto, shall in all respects have the same legal rank and benefit under this Indenture as the Securities and Coupons theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities and Coupons had been issued at the date of the execution hereof.

         In case of any such consolidation, merger, sale, lease or conveyance, such changes in phraseology and form (but not in substance) may be made in the Securities and Coupons thereafter to be issued as may be appropriate.

         In the event of any such sale or conveyance (other than a conveyance by way of lease), the Issuer or any successor corporation or entity which shall theretofore have become such in the manner described in this Article shall be discharged from all obligations and covenants under this Indenture and the Securities and may be liquidated and dissolved.

         SECTION 9.03. Opinion of Counsel and Officers' Certificate to Trustee. The Trustee, subject to the provisions of Sections 6.11 and 6.02, may receive an Opinion of Counsel and an Officers' Certificate, prepared in accordance with
Section 11.05, as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Indenture.

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                                   ARTICLE 10
            SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS

         SECTION 10.01. Satisfaction and Discharge of Indenture. (a) If at any time (i) the Issuer shall have paid or caused to be paid the principal of and interest on all the Securities of any series Outstanding hereunder and all unmatured Coupons appertaining thereto (other than Securities of such series and Coupons appertaining thereto which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.09) as and when the same shall have become due and payable, or (ii) the Issuer shall have delivered to the Trustee for cancellation all Securities of any series theretofore authenticated and all unmatured Coupons appertaining thereto (other than any Securities of such series and Coupons appertaining thereto which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.09) or (iii) in the case of any series of Securities the exact amount (including the currency of payment) of principal of and interest due on which on the dates referred to in clause (B) below can be determined at the time of making the deposit referred to in such clause, (A) all the Securities of such series and all unmatured Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (B) the Issuer shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds the entire amount in cash (other than moneys repaid by the Trustee or any paying agent to the Issuer in accordance with Section 10.04) or, in the case of any series of Securities the payments on which may only be made in Dollars, direct obligations of the United States of America, backed by its full faith and credit ("U.S. Government Obligations"), maturing as to principal and interest in such amounts and at such times as will insure the availability of cash sufficient to pay on any subsequent interest payment date all interest due on such interest payment date on the Securities of such series and all Coupons appertaining thereto and to pay at maturity or upon redemption all Securities of such series and all unmatured Coupons appertaining thereto (in each case other than any Securities of such series and Coupons appertaining thereto which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.09) not theretofore delivered to the Trustee for cancellation, including principal and interest due or to become due to such date of maturity, as the case may be, and if, in any such case, the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer, including amounts due the Trustee pursuant to Section 6.06, with respect to Securities of such series, then this Indenture shall cease to be of further effect with respect to Securities of such series (except as to (1) rights of registration of transfer, conversion and exchange of Securities of such series, and of Coupons appertaining thereto, and the Issuer's

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right of optional redemption, (2) substitution of mutilated, defaced, destroyed, lost or stolen Securities or Coupons, (3) rights of Holders of Securities and Coupons appertaining thereto to receive payments of principal thereof and interest thereon upon the original stated due dates therefor (but not upon acceleration) and remaining rights of the Holders to receive mandatory sinking fund payments, if any, (4) the rights (including the Trustee's rights under Section 10.05) and immunities of the Trustee hereunder and the Trustee's obligations under Sections 10.02 and 10.04, (5) the rights of the Holders of Securities of such series and Coupons appertaining thereto as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them and (6) the obligations of the Issuer under Section 3.02), and the Trustee, on demand of the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel which complies with Section 11.05 and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture with respect to such series; provided, that the rights of Holders of the Securities and Coupons to receive amounts in respect of principal of and interest on the Securities and Coupons held by them shall not be delayed longer than required by then-applicable mandatory rules or policies of any securities exchange upon which the Securities are listed. The Issuer agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Securities of such series.

          (b) The following provisions shall apply to the Securities of each series unless specifically otherwise provided in a Board Resolution, Officers' Certificate or indenture supplemental hereto provided pursuant to Section 2.03. In addition to discharge of the Indenture pursuant to the next preceding paragraph, in the case of any series of Securities the exact amounts (including the currency of payment) of principal of and interest subsequently due on which can be determined at the time of making the deposit referred to in clause (A) below, the Issuer shall be deemed to have paid and discharged the entire Debt on all the Securities of such a series and the Coupons appertaining thereto on the 121st day after the date of the deposit referred to in subparagraph (A) below, and the provisions of this Indenture with respect to the Securities of such series and Coupons appertaining thereto shall no longer be in effect (except as to (i) rights of registration of transfer, conversion and exchange of Securities of such series, and of Coupons appertaining thereto, (ii) substitution of apparently mutilated, defaced, destroyed, lost or stolen Securities or Coupons,
(iii) rights of Holders of Securities and Coupons appertaining thereto to receive payments of principal thereof and interest thereon, upon the original stated due dates therefor (but not upon acceleration) and remaining rights of the Holders to receive sinking fund payments, if any, (iv) the rights (including the Trustee's rights under Section 10.05) and immunities of

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the Trustee hereunder and the Trustee's obligations with respect to the
Securities of such series under Sections 10.02 and 10.04, (v) the rights of the Holders of Securities of such series and Coupons appertaining thereto as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them and (vi) the obligations of the Issuer under
Section 3.02) and the Trustee, at the expense of the Issuer, shall at the Issuer's request, execute proper instruments acknowledging the same, if

                       (A) with reference to this provision the Issuer has
                  irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series and Coupons appertaining thereto (1) cash in an amount, or (2) in the case of any series of Securities the payments on which may only be made in Dollars, U.S. Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of cash or (3) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (i) the principal and interest on all Securities of such series and Coupons appertaining thereto on the date that such principal or interest is due and payable and (ii) any mandatory sinking fund payments on the day on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series;

                       (B) such deposit will not result in a breach or violation
                  of, or constitute a default under, any agreement or instrument to which the Issuer is a party or by which it is bound;

                       (C) the Issuer has delivered to the Trustee an Officers'
                  Certificate and an opinion of independent legal counsel satisfactory to the Trustee to the effect that the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling to the effect that Holders of the Securities of such series and Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred; and

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                       (D) the Issuer has delivered to the Trustee an Officers'
                  Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance contemplated by this provision have been complied with, and the Opinion of Counsel shall also state that such deposit does not violate applicable law.

         SECTION 10.02. Application by Trustee of Funds Deposited for Payment of Securities. Subject to Section 10.04, all moneys deposited with the Trustee (or other trustee) pursuant to Section 10.01 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Issuer acting as its own paying agent), to the Holders of the particular Securities of such series and of Coupons appertaining thereto for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such money need not be segregated from other funds except to the extent required by law.

         SECTION 10.03. Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to Securities of any series, all moneys then held by any paying agent under the provisions of this Indenture with respect to such series of Securities shall, upon demand of the Issuer, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

         SECTION 10.04. Return of Moneys Held by Trustee and Paying Agent Unclaimed for Two Years. Any moneys deposited with or paid to the Trustee or any paying agent for the payment of the principal of or interest on any Security of any series or Coupons appertaining thereto and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable, shall, upon the written request of the Issuer and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer by the Trustee for such series or such paying agent, and the Holder of the Securities of such series and of any Coupons appertaining thereto shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any paying agent with respect to such moneys shall thereupon cease; provided, however, that the Trustee or such paying agent, before being required to make any such repayment with respect to moneys deposited with it for any payment (a) in respect of Registered Securities of any series, shall at the expense of the Issuer, mail by first-class mail to Holders of such Securities at their addresses as they shall appear on the

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Security register, and (b) in respect of Unregistered Securities of any series, shall at the expense of the Issuer cause to be published once, in an Authorized Newspaper in the Borough of Manhattan, The City of New York, and once in an Authorized Newspaper in London (and if required by Section 3.08, once in an Authorized Newspaper in Luxembourg), notice, that such moneys remain and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing or publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.

         SECTION 10.05. Indemnity for U.S. Government Obligations. The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to
Section 10.01 or the principal or interest received in respect of such obligations.

                                   ARTICLE 11
                            MISCELLANEOUS PROVISIONS

         SECTION 11.01. Incorporators, Stockholders, Officers and Directors of Issuer Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities and the Coupons appertaining thereto by the Holders thereof and as part of the consideration for the issue of the Securities and the Coupons appertaining thereto.

         SECTION 11.02. Provisions of Indenture for the Sole Benefit of Parties and Holders of Securities and Coupons. Nothing in this Indenture, in the Securities or in the Coupons appertaining thereto, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and their successors and the Holders of the Securities or Coupons, if any, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities or Coupons, if any.

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         SECTION 11.03. Successors and Assigns of Issuer Bound by Indenture. All
the covenants, stipulations, promises and agreements contained in this Indenture by or on behalf of the Issuer shall bind its successors and assigns, whether so expressed or not.

         SECTION 11.04. Notices and Demands on Issuer, Trustee and Holders of Securities and Coupons. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities or Coupons to or on the Issuer may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Issuer is filed by the Issuer with the Trustee) to Texas Instruments Incorporated, Post Office Box 660199, Dallas, Texas 75266-0199, Attn: Secretary. Any notice, direction, request or demand by the Issuer or any Holder of Securities or Coupons to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the Corporate Trust Office, Attn:
Corporate Trustee Administration Department.

         Where this Indenture provides for notice to Holders of Registered Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder entitled thereto, at his or her last address as it appears in the Security register. In any case where notice to such Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice to Holders of Unregistered Securities, such notice shall be sufficiently given to Holders of Unregistered Securities if published in an Authorized Newspaper in London and New York and, if the Unregistered Securities of such series are then listed on the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, in Luxembourg, or in any other required city or, if not practicable, elsewhere in Europe on a Business Day at least twice, the first such publication to be not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer when such notice is required to be given pursuant to any provision of this Indenture, then any manner

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of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

         In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice of any event to Holders of Registered Securities when said notice is required to be given pursuant to any provision of this Indenture or of the Securities, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice. Neither the failure to give notice, nor any defect in any notice so given, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice by publication to Holders of Unregistered Securities given as provided above.

         In case, by reason of the suspension of publication of any Authorized Newspaper or by reason of any other cause, it shall be impossible or impracticable to make publication of any notice to Holders of Unregistered Securities in an Authorized Newspaper or Authorized Newspapers as required by this Indenture or by the Unregistered Securities, then such method of publication or notification to Holders of Unregistered Securities as shall be made in a manner satisfactory to the Trustee shall constitute a sufficient publication of such notice. Neither the failure to give notice by publication to Holders of Unregistered Securities as provided above nor any defect in any notice as published shall affect the sufficiency of any notice mailed to Holders of Registered Securities. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         SECTION 11.05. Officers' Certificates and Opinions of Counsel; Statements to Be Contained Therein. Upon any application or demand by the Issuer to the Trustee to take any action under any of the provisions of this Indenture, the Issuer shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

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         Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his or her certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, information with respect to which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his or her certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

         Any certificate, statement or opinion of an officer of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his or her certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

         Any certificate or opinion of any independent firm of public accountants filed with and directed to the Trustee shall contain a statement that such firm is independent.

         SECTION 11.06. Payments Due on Saturdays, Sundays and Holidays. If the date of maturity of interest on or principal of the Securities of any series or any Coupons appertaining thereto or the date fixed for redemption or repayment of any such Security or Coupon, or the last day on which a Holder has the right to

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



convert any Security, shall not be a Business Day, then payment of interest or principal, or any conversion, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption or on such last day for conversion, and no interest shall accrue for the period after such date.

         SECTION 11.07. Conflict of Any Provision of Indenture with Trust Indenture Act of 1939. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture by operation of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, such incorporated provision shall control.

         SECTION 11.08. New York Law to Govern. This Indenture and each Security and Coupon shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State, except as may otherwise be required by mandatory provisions of law.

          SECTION 11.09. Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

          SECTION 11.10. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 11.11. Securities in a Foreign Currency or in euro. Unless otherwise specified in an Officers' Certificate delivered pursuant to Section
2.03 of this Indenture with respect to a particular series of Securities, whenever for purposes of this Indenture any action may be taken by the Holders of a specified percentage in aggregate principal amount of Securities of all series or all series affected by a particular action at the time Outstanding and, at such time, there are Outstanding Securities of any series which are denominated in a coin or currency other than Dollars (including euro), then the principal amount of Securities of such series which shall be deemed to be Outstanding for the purpose of taking such action shall be that amount of Dollars that could be obtained for such amount at the Market Exchange Rate. For purposes of this Section 11.11, Market Exchange Rate shall mean the noon Dollar buying rate for that currency for cable transfers quoted in The City of New York as certified for customs purposes by the Federal Reserve Bank of New York. If such Market Exchange Rate is not available for any reason with respect to such currency, the Trustee shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations or

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rates of exchange from one or more major banks in The City of New York or in the country of issue of the currency in question, which for purposes of the euro shall be Brussels, Belgium, or such other quotations or rates of exchange as the Trustee shall deem appropriate. The provisions of this paragraph shall apply in determining the equivalent principal amount in respect of Securities of a series denominated in a currency other than Dollars in connection with any action taken by Holders of Securities pursuant to the terms of this Indenture.

         All decisions and determinations of the Trustee regarding the Market Exchange Rate or any alternative determination provided for in the preceding paragraph shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Issuer and all Holders.

         SECTION 11.12. Judgment Currency. The Issuer agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of or interest on the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the New York Banking Day next preceding that on which final unappealable judgment is given and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subsection (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized or required by law or executive order to close.

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                                   ARTICLE 12
                           SUBORDINATION OF SECURITIES

         SECTION 12.01. Agreement of Subordination. The Issuer covenants and agrees, and each holder of Securities issued hereunder by his acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article 12; and each Securityholder, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

         The payment of the principal of, premium, if any, and interest on all Securities issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred.

         No provision of this Article 12 shall prevent the occurrence of any default or Event of Default hereunder.

         SECTION 12.02. Payments to Securityholders. In the event and during the continuation of any default in the payment of principal, premium, interest or any other payment due on any Senior Indebtedness continuing beyond the period of grace, if any, specified in the instrument or lease evidencing such Senior Indebtedness, then, unless and until such default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Issuer with respect to the principal of, or premium, if any, or interest on the Securities, except sinking fund payments made by the acquisition of Securities under Section 13.06 prior to the happening of such default and payments made pursuant to Article 10 hereof from monies deposited with the Trustee pursuant thereto prior to the happening of such default.

         Upon any payment by the Issuer, or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Issuer, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made on account of the principal (and premium, if any) or interest on the Securities (except payments made pursuant to Article 10 hereof from monies deposited with the Trustee pursuant thereto prior to the happening of such dissolution, winding-up, liquidation or reorganization); and upon any such dissolution or winding-up or liquidation or reorganization any payment by the Issuer, or distribution of assets of the Issuer of any kind or

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character, whether in cash, property or securities, to which the holders of the
Securities or the Trustee would be entitled, except for the provisions of this
Article 12, shall (except as aforesaid) be paid by the Issuer or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the holders of the Securities or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Issuer) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the holders of the Securities or to the Trustee.

         In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee or the holders of the Securities before all Senior Indebtedness is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Issuer, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

         For purposes of this Article 12, the words, "cash, property or securities" shall not be deemed to include shares of stock of the Issuer as reorganized or readjusted, or securities of the Issuer or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article 12 with respect to the Securities to the payment of all Senior Indebtedness which may at the time be outstanding; provided that (i) the Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of the Senior Indebtedness (other than leases) and of leases which are assumed are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Issuer with, or the merger of the Issuer into, another corporation or the liquidation or dissolution of

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the Issuer following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article 9 hereof shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 12.02 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article 9 hereof. Nothing in this Section 12.02 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.06.

         SECTION 12.03. Subrogation of Securities. Subject to the payment in full of all Senior Indebtedness, the rights of the holders of the Securities shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Issuer applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the holders of the Securities or the Trustee would be entitled except for the provisions of this
Article 12, and no payment over pursuant to the provisions of this Article 12, to or for the benefit of the holders of Senior Indebtedness by holders of the Securities or the Trustee, shall, as between the Issuer, its creditors other than holders of Senior Indebtedness, and the holders of the Securities, be deemed to be a payment by the Issuer to or on account of the Senior Indebtedness. It is understood that the provisions of this Article 12 are and are intended solely for the purpose of defining the relative rights of the holders of the Securities, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

         Nothing contained in this Article 12 or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Issuer, its creditors other than the holders of Senior Indebtedness, and the holders of the Securities, the obligation of the Issuer, which is absolute and unconditional, to pay to the holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Securities and creditors of the Issuer other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 12 of the holders of Senior Indebtedness in respect of cash, property or securities of the Issuer received upon the exercise of any such remedy.

         Upon any payment or distribution of assets of the Issuer referred to in this Article 12, the Trustee, subject to the provisions of Section 6.01, and the holders

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of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the holders of the Securities, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Issuer, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 12.

         SECTION 12.04. Authorization by Securityholders. Each holder of a Security by his acceptance thereof authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article 12 and appoints the Trustee his attorney-in-fact for any and all such purposes.

         SECTION 12.05. Notice to Trustee. The Issuer shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Issuer which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article 12. Notwithstanding the provisions of this Article 12 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article 12, unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office of the Trustee from the Issuer or a holder or holders of Senior Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.01, shall be entitled in all respects to assume that no such facts exist; provided that if on a date not fewer than three Business Days prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any) or interest on any Security) the Trustee shall not have received, with respect to such monies, the notice provided for in this Section 12.05, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.

         Notwithstanding anything to the contrary hereinbefore set forth, nothing shall prevent any payment by the Issuer or the Trustee to the Securityholders of monies in connection with a redemption of Securities if (i) notice of such redemption has been given pursuant to Article 13 or Section 10.01 hereof prior to

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the receipt by the Trustee of written notice as aforesaid, and (ii) such notice of redemption is given not earlier than 60 days before the redemption date.

         The Trustee conclusively shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article 12, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 12, and if such evidence is not furnished the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         SECTION 12.06. Trustee's Relation to Senior Indebtedness. The Trustee in its individual capacity shall be entitled to all the rights set forth in this
Article 12 in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness and nothing elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

         With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article 12, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and the Trustee shall not be liable to any holder of Senior Indebtedness if it shall pay over or deliver to holders of Securities, the Issuer or any other Person money or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this
Article 12 or otherwise.

         SECTION 12.07. No Impairment of Subordination. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Issuer or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Issuer with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

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          SECTION 12.08. Rights of Trustee. Nothing in this Article 12 shall apply to claims of or payments to, the Trustee pursuant to Section 6.06 or 10.05.

                                   ARTICLE 13
                   REDEMPTION OF SECURITIES AND SINKING FUNDS

         SECTION 13.01. Applicability of Article. The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity or to any sinking fund for the retirement of Securities of a series, except as otherwise specified, as contemplated by Section 2.03 for Securities of such series.

         SECTION 13.02. Notice of Redemption; Partial Redemptions. Notice of redemption to the Holders of Registered Securities of any series to be redeemed as a whole or in part at the option of the Issuer shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such Holders of Securities of such series at their last addresses as they shall appear upon the registry books. Notice of redemption to the Holders of Unregistered Securities to be redeemed as a whole or in part, who have filed their names and addresses with the Trustee pursuant to Section 4.01, shall be given by mailing notice of such redemption, by first class mail, postage prepaid, at least 30 days and not more than 60 prior to the date fixed for redemption, to such Holders at such addresses as were so furnished to the Trustee (and, in the case of any such notice given by the Issuer, the Trustee shall make such information available to the Issuer for such purpose). Notice of redemption to all other Holders of Unregistered Securities shall be published in an Authorized Newspaper in the Borough of Manhattan, The City of New York, and in an Authorized Newspaper in London (and, if required by Section 3.08, in an Authorized Newspaper in Luxembourg), in each case, once in each of three successive calendar weeks, the first publication to be not less than 30 nor more than 60 days prior to the date fixed for redemption. Any notice which is given in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

         The notice of redemption to each such Holder shall specify the principal amount of each Security of such series held by such Holder to be redeemed, the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Securities and,

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in the case of Securities with Coupons attached thereto, of all Coupons appertaining thereto maturing after the date fixed for redemption, that such redemption is pursuant to the mandatory or optional sinking fund, or both, if such be the case, that interest accrued to the date fixed for redemption will be paid as specified in such notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue and shall also specify, if applicable, the Conversion Price then in effect and the date on which the right to convert such Securities or the portions thereof to be redeemed will expire. In case any Security of a series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

         The notice of redemption of Securities of any series to be redeemed at the option of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer.

         On or before the redemption date specified in the notice of redemption given as provided in this Section, the Issuer will deposit with the Trustee or with one or more paying agents (or, if the Issuer is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 3.04) an amount of money sufficient to redeem on the redemption date all the Securities of such series so called for redemption (other than those theretofore surrendered for conversion into Common Stock) at the appropriate redemption price, together with accrued interest to the date fixed for redemption. If any Security called for redemption is converted pursuant hereto, any money deposited with the Trustee or any paying agent or so segregated and held in trust for the redemption of such Security shall be paid to the Issuer upon the Issuer's request, or, if then held by the Issuer, shall be discharged from such trust. The Issuer will deliver to the Trustee at least 70 days prior to the date fixed for redemption (unless a shorter time period shall be acceptable to the Trustee) an Officers' Certificate (which need not comply with Section 11.05) stating the aggregate principal amount of Securities to be redeemed. In case of a redemption at the election of the Issuer prior to the expiration of any restriction on such redemption, the Issuer shall deliver to the Trustee, prior to the giving of any notice of redemption to Holders pursuant to this Section, an Officers' Certificate stating that such restriction has been complied with.

         If less than all the Securities of a series are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, Securities of such Series to be redeemed. Securities may be redeemed in part in multiples equal to the minimum authorized denomination for Securities of such series or

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



any multiple thereof. The Trustee shall promptly notify the Issuer in writing of the Securities of such series selected for redemption and, in the case of any Securities of such series selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any series shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed. If any Security selected for partial redemption is surrendered for conversion after such selection, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Upon any redemption of less than all the Securities, the Issuer and the Trustee may treat as Outstanding Securities surrendered for conversion during the period of 15 days next preceding the mailing of a notice of redemption, and need not treat as Outstanding any Security authenticated and delivered during such period in exchange for the unconverted portion of any Security converted in part during such period.

         SECTION 13.03. Conversion Arrangement on Call for Redemption. In connection with any redemption of Securities, the Issuer may arrange for the purchase and conversion in accordance with Article 14 of any Securities called for redemption by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the paying agent, in trust for the Securityholders, on or before the close of business on the redemption date, an amount that, together with any amounts deposited with the paying agent by the Issuer for the redemption of such Securities, is not less than the redemption price of such Securities together with interest to and including the redemption date. Notwithstanding anything to the contrary contained in this
Article 13, the obligation of the Issuer to pay the redemption price of such Securities shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, any Securities not duly surrendered for conversion in accordance with Article 14 by the Holders thereof may, at the option of the Issuer, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and (notwithstanding anything to the contrary contained in Article 14) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the redemption date, subject to payment of the above amount as aforesaid. The paying agent shall hold and pay to the Holders whose Securities are selected for redemption any such amount paid to it in the same manner as it would moneys deposited with it by the Issuer for the redemption of Securities. Without the paying agent's and the Trustee's prior written consent, no arrangement between the Issuer and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the paying agent or the Trustee as set forth in this Indenture, and the Issuer agrees to

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indemnify the paying agent and the Trustee from, and hold them harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Issuer and such purchasers, including the costs and expenses incurred by the paying agent or the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

         SECTION 13.04. Payment of Securities Called for Redemption. If notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Issuer shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue, and the unmatured Coupons, if any, appertaining thereto shall be void, and, except as provided in Sections 6.05 and 10.04, such Securities shall cease from and after the date fixed for redemption to be convertible into Common Stock, if applicable, and to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, together with all Coupons, if any, appertaining thereto maturing after the date fixed for redemption, said Securities or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided, that payment of interest becoming due on or prior to the date fixed for redemption shall be payable in the case of Securities with Coupons attached thereto, to the Holders of the Coupons for such interest upon surrender thereof, and in the case of Registered Securities, to the Holders of such Registered Securities registered as such on the relevant record date subject to the terms and provisions of Sections 2.03 and 2.07 hereof.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest or Yield to Maturity (in the case of an Original Issue Discount Security) borne by such Security and, if applicable, such Security shall remain convertible into Common Stock until the principal of such Security shall have been paid or duly provided for.

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         If any Security with Coupons attached thereto is surrendered for redemption and is not accompanied by all appurtenant Coupons maturing after the date fixed for redemption, the surrender of such missing Coupon or Coupons may be waived by the Issuer and the Trustee if there be furnished to each of them such security or indemnity as they may require to save each of them harmless.

         Upon presentation of any Security redeemed in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Issuer, a new Security or Securities of such series, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

         SECTION 13.05. Exclusion of Certain Securities from Eligibility for Selection for Redemption. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in an Officers' Certificate delivered to the Trustee at least 40 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer or (b) an entity specifically identified in such written statement as directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer.

         SECTION 13.06. Mandatory and Optional Sinking Funds. The minimum amount of any sinking fund payment provided for by the terms of the Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of the Securities of any series is herein referred to as an "optional sinking fund payment". The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date".

         In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Issuer may at its option
(a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Issuer or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Issuer and delivered to the Trustee for cancellation pursuant to Section 2.10 and, if applicable, receive credit for Securities (not previously so credited) converted into Common Stock and so delivered to the Trustee for cancellation, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, or (c) receive credit for Securities of such series (not previously so credited) redeemed by the Issuer through any optional redemption provision contained in the terms of such series. Securities so delivered or credited shall be

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received or credited by the Trustee at the sinking fund redemption price specified in such Securities.

         On or before the 60th day next preceding each sinking fund payment date for any series, the Issuer will deliver to the Trustee an Officers' Certificate (which need not contain the statements required by Section 11.05) (a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash and the portion to be satisfied by credit of Securities of such series and the basis for such credit, (b) stating that none of the Securities of such series has theretofore been so credited, (c) stating that no defaults in the payment of interest or Events of Default with respect to such series have occurred (which have not been waived or cured) and are continuing and (d) stating whether or not the Issuer intends to exercise its right to make an optional sinking fund payment with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Issuer intends to pay on or before the next succeeding sinking fund payment date. Any Securities of such series to be credited and required to be delivered to the Trustee in order for the Issuer to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section 2.10 to the Trustee with such Officers' Certificate (or reasonably promptly thereafter if acceptable to the Trustee). Such Officers' Certificate shall be irrevocable and upon its receipt by the Trustee the Issuer shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Issuer, on or before any such 60th day, to deliver such Officers' Certificate and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Issuer (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and (ii) that the Issuer will make no optional sinking fund payment with respect to such series as provided in this Section.

         If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 (or the equivalent thereof in any Foreign Currency or in euro or a lesser sum in Dollars or in any Foreign Currency or in euro if the Issuer shall so request) with respect to the Securities of any particular series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. If such amount shall be $50,000 (or the equivalent thereof in any Foreign Currency or euro) or less and the Issuer makes no such request then it shall be carried over until a sum in excess of

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$50,000 (or the equivalent thereof in any Foreign Currency or euro) is available. The Trustee shall select, in the manner provided in Section 13.02, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such series to absorb said cash, as nearly as may be, and shall (if requested in writing by the Issuer) inform the Issuer of the serial numbers of the Securities of such series (or portions thereof) so selected. Securities shall be excluded from eligibility for redemption under this Section if they are identified by registration and certificate number in an Officers' Certificate delivered to the Trustee at least 60 days prior to the sinking fund payment date as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer or (b) an entity specifically identified in such Officers' Certificate as directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer. The Trustee, in the name and at the expense of the Issuer (or the Issuer, if it shall so request the Trustee in writing), shall cause notice of redemption of the Securities of such series to be given in substantially the manner provided in Section 13.02 (and with the effect provided in Section 13.04) for the redemption of Securities of such series in part at the option of the Issuer. The amount of any sinking fund payments not so applied or allocated to the redemption of Securities of such series shall be added to the next cash sinking fund payment for such series and, together with such payment, shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys held on the stated maturity date of the Securities of any particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such series, shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of, and interest on, the Securities of such series at maturity. The Issuer's obligation to make a mandatory or optional sinking fund payment shall automatically be reduced by an amount equal to the sinking fund redemption price allocable to any Securities or portions thereof called for redemption pursuant to the preceding paragraph on any sinking fund payment date and converted into Common Stock; provided, that, if the Trustee is not the conversion agent for the Securities, the Issuer or such conversion agent shall give the Trustee written notice prior to the date fixed for redemption of the principal amount of Securities or portions thereof so converted.

         On or before each sinking fund payment date, the Issuer shall pay to the Trustee in cash or shall otherwise provide for the payment of all interest accrued to the date fixed for redemption on Securities to be redeemed on the next following sinking fund payment date.

         The Trustee shall not redeem or cause to be redeemed any Securities of a series with sinking fund moneys or give any notice of redemption of Securities for such series by operation of the sinking fund during the continuance of a default in

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payment of interest on such Securities or of any Event of Default except that, where the mailing of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Issuer a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article 5 and held for the payment of all such Securities. In case such Event of Default shall have been waived as provided in Section 5.10, or the default cured on or before the 60th day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such Securities.

                                   ARTICLE 14
                            CONVERSION OF SECURITIES

         SECTION 14.01. Applicability of Article. The provisions of this Article shall be applicable to the Securities of any series which are convertible into Common Stock, except as otherwise specified, as contemplated by Section 2.03 for Securities of such series.

         SECTION 14.02. Exercise of Conversion Privilege. In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security, together with all unmatured Coupons, to the Issuer at any time during usual business hours at its office or agency maintained for the purpose as provided in this Indenture, accompanied by a fully executed written notice, in substantially the form set forth on the reverse of the Security, that the Holder elects to convert such Security or a stated portion thereof constituting a multiple of the minimum authorized denomination thereof, and, if such Security is surrendered for conversion during the period between the close of business on any record date for such Security and the opening of business on the related interest payment date (unless such Security shall have been called for redemption on a redemption date within such period or on such interest payment date), accompanied also by payment of an amount equal to the interest payable on such interest payment date on the portion of the principal amount of the Security being surrendered for conversion. A Holder of any Security on a record date for such Security who converts such Security on the related interest payment date will receive the interest payable on such Security, and such converting Holder need not include a payment for any such interest upon surrender of such Security for conversion. Such notice shall also state the name or names (with address) in

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



which the certificate or certificates for shares of Common Stock shall be issued. Securities and any appurtenant Coupons surrendered for conversion shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder or his or her attorney duly authorized in writing. As promptly as practicable after the receipt of such notice and the surrender of such Security and any appurtenant Coupons as aforesaid, the Issuer shall, subject to the provisions of Section 14.07, issue and deliver at such office or agency to such Holder, or on his or her written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion of Securities in accordance with the provisions of this Article and cash, as provided in Section 14.03, in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date (herein called the "Date of Conversion") on which such notice shall have been received by the Issuer and such Security and any appurtenant Coupons shall have been surrendered as aforesaid, and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on the Date of Conversion the holder or holders of record of the shares represented thereby; provided, however, that any such surrender on any date when the stock transfer books of the Issuer shall be closed shall constitute the Person or Persons in whose name or names the certificate or certificates for such shares are to be issued as the recordholder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open but such conversion shall nevertheless be at the Conversion Price in effect at the close of business on the date when such Security and any appurtenant Coupons shall have been so surrendered with the conversion notice. In the case of conversion of a portion, but less than all, of a Security, the Issuer shall execute, and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Issuer, a Security or Securities in the aggregate principal amount of the unconverted portion of the Security surrendered. Except as otherwise expressly provided in this Indenture, no payment or adjustment shall be made for interest accrued on any Security (or portion thereof) converted or for dividends or distributions on any Common Stock issued upon conversion of any Security; provided, however, that, in the case of any Securities which are converted after the close of business on a relevant record date and on or prior to the next succeeding interest payment date, installments of interest which are due and payable on the next succeeding interest payment date shall be payable on such interest payment date notwithstanding such conversion (unless such Security shall have been called for redemption on a redemption date after the close of business on such record date and prior to the opening of business on such interest payment date) and such interest (whether or not punctually paid or duly provided for) shall be paid to the

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Holder of such Securities registered as such at the close of business on the relevant record date according to their terms and the provisions of Section
2.07.

         If any Security surrendered for conversion shall not be accompanied by all appurtenant Coupons maturing after the Date of Conversion, such Security may be converted after payment in cash by the Holder thereof in an amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupons may be waived by the Issuer and any conversion agent if there be furnished to the Issuer and any such conversion agent such security or indemnity as they may require to save each of them harmless.

         SECTION 14.03. Fractional Interests. No fractions of shares or scrip representing fractions of shares shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities so surrendered. If any fraction of a share of Common Stock would, except for the provisions of this Section, be issuable on the conversion of any Security or Securities, the Issuer shall make payment in lieu thereof in an amount of Dollars equal to the value of such fraction computed on the basis of the last sale price of the Common Stock as reported on the Composite Tape for New York Stock Exchange - Listed Stocks (or if not listed or admitted to trading on such Exchange, then on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, then as reported by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting information) on the last trading day prior to the Date of Conversion or, if no such sale takes place on such day, the last sale price for such day shall be the average of the closing bid and asked prices regular way on the New York Stock Exchange (or if not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the average of the highest bid and lowest asked prices as reported by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting information) (any such last sale price being hereinafter referred to as the "Last Sale Price"). If on such trading day the Common Stock is not quoted by any such organization, the fair value of such Common Stock on such day, as determined by the Board of Directors, shall be used. For the purpose of this
Section 14.03, the term "trading day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on such exchange or in such market.

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         SECTION 14.04.  Adjustment of Conversion Price.  The Conversion Price
shall be subject to adjustment from time to time as follows:

          (a) In case the Issuer shall (i) pay a dividend or make a distribution on Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares or (iii) combine its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such action shall be adjusted as provided below so that the Holder of any Security thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock which he or she would have or been entitled to receive immediately following such action had such Security been converted immediately prior thereto. An adjustment made pursuant to this subsection (a) shall become effective immediately, except as provided in subsection (e) below, after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

          (b) In case the Issuer shall issue rights, warrants or options to all holders of Common Stock entitling them (for a period not exceeding 45 days from the date of such issuance) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (as determined pursuant to subsection (d) below) of the Common Stock on the record date mentioned below, the Conversion Price shall be adjusted to a price, computed to the nearest cent, so that the same shall equal the price determined by multiplying:

               (i) the Conversion Price in effect immediately prior to the date of issuance of such rights, warrants or options by a fraction, of which

               (ii) the numerator shall be (A) the number of shares of Common Stock outstanding on the date of issuance of such rights, warrants or options immediately prior to such issuance, plus (B) the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such current market price (determined by multiplying such total number of shares by the exercise price of such rights, warrants or options and dividing the product so obtained by such current market price), and of which

               (iii) the denominator shall be (A) the number of shares of Common Stock outstanding on the date of issuance of such rights, warrants or options, immediately prior to such issuance, plus (B) the number of additional shares of Common Stock which are so offered for subscription or purchase.

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



         Such adjustment shall become effective immediately, except as provided in subsection (e) below, after the record date for the determination of holders entitled to receive such rights, warrants or options.

          (c) In case the Issuer shall distribute to substantially all holders of Common Stock evidences of indebtedness, equity securities (including equity interests in the Issuer's Subsidiaries) other than Common Stock or other assets (other than cash dividends paid out of earned surplus of the Issuer or, if there shall be no earned surplus, out of net profits for the fiscal year in which the dividend is made and/or the preceding fiscal year), or shall distribute to substantially all holders of Common Stock rights, warrants or options to subscribe to securities (other than those referred to in subsection (b) above), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in subsection (d) below) of the Common Stock on the record date mentioned below less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive evidence of such fair market value, and described in a Board Resolution filed with the Trustee) of the portion of the assets, evidences of indebtedness and equity securities so distributed or of such subscription rights, warrants or options applicable to one share of Common Stock, and of which the denominator shall be such current market price per share of the Common Stock. Such adjustment shall become effective immediately, except as provided in subsection (e) below, after the record date for the determination of stockholders entitled to receive such distribution.

          (d) For the purpose of any computation under subsections (b) and (c) above, the current market price per share of Common Stock on any date shall be deemed to be the average of the Last Sale Prices of a share of Common Stock for the five consecutive trading days commencing not more than 20 trading days before, and ending not later than, the earliest of the date in question and the date before the "ex" date with respect to the issuance or distribution requiring such computation. If on any such trading day the Common Stock is not quoted by any organization referred to in the definition of Last Sale Price in Section 14.03, the fair value of the Common Stock on such day, as determined by the Board of Directors, shall be used. For purposes of this paragraph, the term "'ex' date", when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the principal national securities exchange on which the Common Stock is listed or admitted to trading (or, if not so listed or admitted, on NASDAQ or a similar organization if NASDAQ is no longer reporting trading information) without the right to receive such issuance or distribution.

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




          (e) In any case in which this Section shall require that an adjustment be made immediately following a record date, the Issuer may elect to defer the effectiveness of such adjustment (but in no event until a date later than the effective time of the event giving rise to such adjustment), in which case the Issuer shall, with respect to any Security converted after such record date and before such adjustment shall have become effective (i) defer making any cash payment pursuant to Section 14.03 or issuing to the Holder of such Security the number of shares of Common Stock and other capital stock of the Issuer issuable upon such conversion in excess of the number of shares of Common Stock and other capital stock of the Issuer issuable thereupon only on the basis of the Conversion Price prior to adjustment, and (ii) not later than five Business Days after such adjustment shall have become effective, pay to such Holder the appropriate cash payment pursuant to Section 14.03 and issue to such Holder the additional shares of Common Stock and other capital stock of the Issuer issuable on such conversion.

          (f) No adjustment in the Conversion Price shall be required if Securityholders are to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction. In addition, no adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price; provided, that any adjustments which by reason of this subsection (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

          (g) Whenever the Conversion Price is adjusted as herein provided, the Issuer shall promptly (i) file with the Trustee and each conversion agent an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth in reasonable detail the facts requiring such adjustment and the calculations on which the adjustment is based, which certificate shall be conclusive evidence of the correctness of such adjustment and which shall be made available by the Trustee to the Holders of Securities for inspection thereof and (ii) mail or cause to be mailed a notice of such adjustment, setting forth the adjusted Conversion Price and the date on which such adjustment became or becomes effective, to each Holder of Securities at his or her address as the same appears on the registry books of the Issuer.

         Anything in this Section to the contrary notwithstanding, the Issuer shall be entitled to make such reductions in the Conversion Price, in addition to those required by this Section, as it in its discretion shall determine to be advisable in

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



order that any stock dividend, subdivision or combination of shares, distribution of rights, warrants or options to purchase stock or securities, distribution of securities convertible into or exchangeable for stock or distribution of other assets (other than cash dividends) hereafter made by the Issuer to its stockholders shall not be taxable.

         SECTION 14.05. Continuation of Conversion Privilege in Case of Reclassification, Reorganization, Change, Merger, Consolidation or Sale of Assets. In case of any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation of the Issuer with, or merger of the Issuer with or into, any other Person, any merger of another Person into the Issuer (other than a merger which does not result in any reclassification, change, conversion, exchange or cancellation of outstanding shares of Common Stock of the Issuer) or any sale or transfer of all or substantially all of the assets of the Issuer, the Issuer, or the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture complying with the provisions of Article 9, in form satisfactory to the Trustee, providing that the Holder of each Security then Outstanding shall have the right thereafter to convert such Security only into the kind and amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Issuer into which such Security might have been converted immediately prior to such reclassification, change, consolidation, merger, sale or transfer, assuming such holder of Common Stock of the Issuer (a) is not a Person with which the Issuer consolidated or into which the Issuer merged or which merged into the Issuer or to which such sale or transfer was made, as the case may be ("constituent Person"), or an affiliate of a constituent Person and (b) failed to exercise his or her rights of an election, if any, as to the kind or amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, sale or transfer (provided, that, if the kind or amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, sale or transfer is not the same for each share of Common Stock of the Issuer held immediately prior to such reclassification, change, consolidation, merger, sale or transfer by other than a constituent Person or an affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for adjustments which, for events subsequent to the

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



effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. If, in the case of any such reclassification, change, consolidation, merger, sale or transfer, the stock or other securities and property (including cash) receivable thereupon by a holder of shares of Common Stock includes shares of stock or other securities and property (including cash) of a corporation other than the successor or purchasing corporation, as the case may be, in such reclassification, change, consolidation, merger, sale or transfer, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors shall reasonably consider necessary by reason of the foregoing. The above provisions of this Section shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales or transfers.

         Notice of the execution of each such supplemental indenture shall be mailed to each Holder of Securities at his or her address as the same appears on the registry books of the Issuer.

         Neither the Trustee nor any conversion agent shall be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or securities or property or cash receivable by Holders of Securities upon the conversion of their Securities after any such reclassification, change, consolidation, merger, sale or transfer or to any adjustment to be made with respect thereto, but, subject to the provisions of Sections 6.11 and 6.02, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Issuer shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

         SECTION 14.06.  Notice of Certain Events.  In case:

          (a) the Issuer shall declare a dividend (or any other distribution) payable to the holders of Common Stock (other than cash dividends paid out of the earned surplus of the Issuer or, if there shall be no earned surplus, out of net profits for the fiscal year in which the dividend is made and/or the preceding fiscal year, and dividends payable in Common Stock); or

          (b) the Issuer shall authorize the granting to the holders of Common Stock of rights, warrants or options to subscribe for or purchase any shares of stock of any class or of any other rights, warrants or options; or

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



          (c) the Issuer shall authorize any reclassification or change of the Common Stock (other than a subdivision or combination of its oustanding shares of Common Stock or a change in par value, or from par value to no par value, or from no par value to par value), or any consolidation or merger to which the Issuer is a party and for which approval of any stockholders of the Issuer is required, or the sale or transfer of all or substantially all the property or business of the Issuer; or

          (d) there shall be proposed any voluntary or involuntary dissolution, liquidation or winding-up of the Issuer;

then, the Issuer shall cause to be filed with the Trustee, and, if other than the Corporate Trust Office of the Trustee, at the office or agency maintained for the purpose of conversion of the Securities as provided in Section 3.02, and shall cause to be mailed to each Holder of Securities, at his or her address as it shall appear on the registry books of the Issuer, as promptly as possible but in any event at least 20 days before the date hereinafter specified (or the earlier of the dates hereinafter specified, in the event that more than one date is specified), a notice stating the date on which (i) a record is expected to be taken for the purpose of such dividend, distribution, rights, warrants or options, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (ii) such reclassification, change, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective and the date, if any is to be fixed, as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, change, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up.

         SECTION 14.07. Taxes on Conversion. The issuance and delivery of certificates for shares of Common Stock on conversion of Securities shall be made without charge to the converting Holder of Securities for such certificates or for any documentary, stamp or similar taxes payable to the United States of America or any political subdivision or taxing authority thereof in respect of the issuance or delivery of such certificates; provided, however, that the Issuer shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance of certificates for shares of Common Stock, and no such issue or delivery shall be made unless and until the Person requesting such issue or delivery has paid to the Issuer the amount of any such tax or has established, to the satisfaction of the Issuer, that such tax has been paid.

         SECTION 14.08. Issuer to Provide Common Stock. The Issuer covenants that it will reserve and keep available, free from preemptive rights, out of its

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authorized but unissued shares, solely for the purpose of issue upon conversion of Securities as herein provided, sufficient shares to provide for the conversion of the Securities from time to time as such Securities are presented for conversion.

         If any shares of Common Stock to be reserved for the purpose of conversion of Securities hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be validly issued or delivered upon conversion, then the Issuer covenants that it will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be; provided, however, that nothing in this Section shall be deemed to affect in any way the obligations of the Issuer to convert Securities into Common Stock as provided in this Article.

         Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the Common Stock, the Issuer will take all corporate action which may, in the Opinion of Counsel, be necessary in order that the Issuer may validly and legally issue fully paid and non-assessable shares of Common Stock at such adjusted Conversion Price.

         The Issuer covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be duly and validly issued and fully paid and non-assessable by the Issuer and free of preemptive rights and that, if the Common Stock is then listed on any national securities exchange, the shares of Common Stock which may be issued upon conversion of Securities will be similarly listed at the time of such issuance.

         SECTION 14.09. Disclaimer of Responsibility for Certain Matters. Neither the Trustee nor any conversion agent or agent of the Trustee shall at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the Officers' Certificate referred to in
Section 14.04(g) or 14.05, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any conversion agent nor any agent of the Trustee shall be accountable with respect to the validity, registration, listing, or value (or the kind or amount) of any shares of Common Stock, or of any securities or cash or other property, which may at any time be issued or delivered upon the conversion of any Security; and neither the Trustee nor any agent of the Trustee nor any conversion agent makes any representation with respect thereto. Neither the Trustee nor any conversion agent nor any agent of the Trustee shall be responsible for any failure of the Issuer to make any cash payment or to issue, register the transfer of or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any

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



Security and any appurtenant Coupons for the purpose of conversion or, subject to Sections 6.11 and 6.02, to comply with any of the covenants of the Issuer contained in this Article.

         SECTION 14.10. Return of Funds Deposited for Redemption of Converted Securities. Any funds which at any time shall have been deposited by the Issuer or on its behalf with the Trustee or any other paying agent for the purpose of paying the principal of and interest on any of the Securities and which shall not be required for such purposes because of the conversion of such Securities, as provided in this Article, shall after such conversion, upon the written request of the Issuer, be repaid to the Issuer by the Trustee or such other paying agent.

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



         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of December 16, 1999.

TEXAS INSTRUMENTS INCORPORATED

By   /s/ William A. Aylesworth
  ------------------------------------
Name:    William A. Aylesworth
Title:   Senior Vice President
         Treasurer and
         Chief Financial Officer

[CORPORATE SEAL]

Attest:

By  /s/ Cynthia H. Haynes
  ------------------------------------
Name:   Cynthia H. Haynes
Title:   Assistant Secretary

CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, Trustee

By   /s/ John G. Jones
  ------------------------------------
Name:    John G. Jones
Title:   Vice President

[CORPORATE SEAL]

Attest:

By  /s/ Rebecca S. Newman
  ------------------------------------
Name:    Rebecca S. Newman
Title:   Vice President and Trust Officer

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



STATE OF TEXAS   )
                  :ss
COUNTY OF DALLAS )

On this 16th day of December, 1999 before me personally came, William A. Aylesworth to me personally known, who, being by me duly sworn, did depose and say that he resides at Lipan, Texas, that he is the Senior Vice President, Treasurer and Chief Financial Officer of TEXAS INSTRUMENTS INCORPORATED, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

[NOTARIAL SEAL]

/s/ Ladonna Bruce
-----------------------------------
Notary Public

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



STATE OF TEXAS   )
                  :ss
COUNTY OF HARRIS )

On this 16th day of December, 1999 before me personally came, John G. Jones to me personally known, who, being by me duly sworn, did depose and say that he resides at Houston, Texas, that he is a Vice President of CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

[NOTARIAL SEAL]

/s/ Virginia Rios-Ramirez
-----------------------------------
Notary Public

                                       94